As filed with the Securities and Exchange Commission on April 6, 2022
1933 Act File No. [  ]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. ____	☐
Post-Effective Amendment No. ____	☐

(Check appropriate box or boxes)

CARILLON SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

880 Carillon Parkway
St. Petersburg, FL 33716
(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)
Registrant’s Area Code and Telephone Number: (727) 567-8143

SUSAN L. WALZER, PRESIDENT & PRINCIPAL EXECUTIVE OFFICER
880 Carillon Parkway
St. Petersburg, FL 33716
(Name and Address of Agent for Service) (Number and Street, City, State, Zip Code)
Copy to:
KATHY KRESCH INGBER, ESQ.
K&L Gates LLP
1601 K Street, NW
Washington, D.C. 20006-1600

Approximate Date of Proposed Public Offering:
As soon as practicable after this Registration Statement becomes effective.

It is proposed that this Registration Statement will become effective on the 30th day after filing pursuant to Rule 488 under the Securities Act of 1933, as amended.
Title of securities being registered: Class A, Class C, Class I, Class Y, Class R-3, Class R-5, Class R-6 and Class RJ RETIREMENT shares of beneficial interest in the series of the Registrant designated as the Carillon ClariVest International Stock Fund, a series of the Registrant.
No filing fee is required because the registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File Nos. 033-57986 and 811-07470).

CARILLON SERIES TRUST

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Shareholders

Questions and Answers

Part A - Information Statement and Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibit Index

CARILLON SERIES TRUST

880 Carillon Parkway
St. Petersburg, FL 33716

[_________,] 2022
Dear Valued Shareholder:
At a meeting held on November 19, 2021, the Board of Trustees (“Board”) of Carillon Series Trust (“Trust”) approved the reorganization (the “Reorganization”) of the Carillon ClariVest International Fund (the “Target Fund”) into the Carillon ClariVest International Stock Fund (the “Acquiring Fund”), each a series of the Trust.  The Target Fund and Acquiring Fund are each referred to herein as a “Fund” and together as the “Funds.”
The Reorganization will take effect on or about July 16, 2022.  No shareholder vote is required for the Reorganization.  You do not need to take any action regarding your account. At the time of the Reorganization, shareholders of the Target Fund automatically will become shareholders of the Acquiring Fund, by receiving shares of the same class with the same aggregate value of the Acquiring Fund as the shareholder’s investment in the Target Fund.
Carillon Tower Advisers, Inc. (“Carillon Tower”), the investment adviser of the Funds, proposed reorganizing the Target Fund into the Acquiring Fund because the Reorganization will consolidate funds of the Trust that are similar investment products and could increase the Trust’s operational efficiency.  Carillon Tower manages each Fund.  ClariVest Asset Management LLC (“ClariVest”) serves as subadviser to both of the Funds.  Prior to March 1, 2022, the name of the Target Fund was Carillon Scout International Fund and Scout Investments, Inc. served as subadviser to the Target Fund.  The Funds have identical investment objectives, the same policy of investing 80% of their assets in equity securities of companies economically tied to countries outside the U.S. (the “80% Policy”), and the same principal investment strategies and principal risks.
The Board of the Trust has determined that the Reorganization is in the best interests of the Target Fund and would benefit the Target Fund and its shareholders for several reasons, including:
1.
The Reorganization will allow shareholders of the Target Fund to continue to pursue their investment objective through the Acquiring Fund, which pursues an identical investment objective, has the same 80% Policy, and has the same principal investment strategies and principal risks;

2.
Following the Reorganization, Carillon Tower will continue to serve as the investment adviser and administrator to the Acquiring Fund, and ClariVest will continue to serve as the subadviser to the Acquiring Fund;

3.
The annual fund operating expense ratio for each share class of the Target Fund after fee waivers and/or expense reimbursements (“Net Expense Ratio”) is substantially similar to the Net Expense Ratio for each corresponding share class of the Acquiring Fund; and

4.
After the Reorganization, there is the potential for a reduction in operating expenses of the Acquiring Fund over time.  The Reorganization is designed to qualify as a tax-free reorganization, so shareholders of the Funds will not realize a gain or loss for federal income tax purposes as a direct result of the Reorganization. No sales loads, commissions or other transactional fees will be imposed on Target Fund shareholders in connection with the exchange of their shares.

The attached Combined Prospectus and Information Statement contains further information regarding the Reorganization and the Acquiring Fund.  Please read it carefully.  If you have any questions regarding the Reorganization, please call Carillon Family of Funds toll-free at (800) 421-4184.

Sincerely,

Susan L. Walzer
President of Carillon Family of Funds

This is a brief overview of the reorganization of the Carillon ClariVest International Fund into the Carillon ClariVest International Stock Fund.  We encourage you to read the full text of the enclosed combined Prospectus and Information Statement for more information.
Questions and Answers
Q.          What is happening?  Why did I receive this document?
A.          The Board of Trustees (“Board”) of Carillon Series Trust (“Trust”), has approved the reorganization (the “Reorganization”) of the Carillon ClariVest International Fund (the “Target Fund”) into the Carillon ClariVest International Stock Fund (the “Acquiring Fund”), each a series of the Trust.  The Target Fund and Acquiring Fund are each referred to herein as a “Fund” and together as the “Funds.” Please see below for more information comparing the Funds’ investment objectives and strategies.
You are receiving this document because, as of [Record Date], you were a shareholder of the Target Fund.  Pursuant to a Plan of Reorganization and Termination adopted by the Board (“Reorganization Plan”), upon the closing of the Reorganization, your shares of the Target Fund will automatically convert to shares of the Acquiring Fund with an aggregate value equal to the aggregate value of your Target Fund shares as of the close of business on the day the Reorganization is closed, which is currently scheduled to take place on or about July 16, 2022 (“Closing Date”). No shareholder vote is required for the Reorganization.  You do not need to take any action regarding your account.
The accompanying document is an Information Statement for the Target Fund and Prospectus for the Acquiring Fund (“Information Statement”).  This Information Statement contains information the shareholders of the Target Fund should know prior to the Reorganization.  You should retain this document for future reference.
Q.          What is the purpose of the Reorganization?
A.          Carillon Tower Advisers, Inc. (“Carillon Tower”), the investment adviser of the Funds, has proposed reorganizing the Target Fund into the Acquiring Fund because the Reorganization will consolidate funds of the Trust that are similar investment products and could increase the Trust’s operational efficiency. The Board of the Trust has determined that the Reorganization is in the best interests of the Target Fund and would benefit the Target Fund and its shareholders for several reasons, including:
1.
The Reorganization will allow shareholders of the Target Fund to continue to pursue their investment objective through the Acquiring Fund, which pursues an identical investment objective, has the same policy of investing 80% of its assets in equity securities of companies economically tied to countries outside the U.S., and has the same principal investment strategies and principal risks;

2.
Following the Reorganization, Carillon Tower will continue to serve as the investment adviser and administrator to the Acquiring Fund; and ClariVest Asset Management LLC (“ClariVest”) will continue to serve as the subadviser to the Acquiring Fund;

3.
The annual fund operating expense ratio (“Total Expense Ratio”) for each share class of the Target Fund after fee waivers and/or expense reimbursements (“Net Expense Ratio”) is substantially similar to the Net Expense Ratio for each corresponding share class of the Acquiring Fund; and

4.	After the Reorganization, there is the potential for a reduction in operating expenses of the Acquiring Fund over time.
Q.          How will the Reorganization work?
A.          The Target Fund will transfer all of its assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the Target Fund’s net assets, and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities.  The shares of the Acquiring Fund received by the Target
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Fund will be distributed pro rata to the Target Fund’s shareholders and the Target Fund will be terminated.  After the close of business on the Closing Date, shareholders of the Target Fund will receive shares of the same class with the same aggregate value of the Acquiring Fund that they hold in the Target Fund immediately prior to the Reorganization, as set forth below:
Target Fund	Acquiring Fund
Class A shares	Class A shares
Class C shares	Class C shares
Class I shares	Class I shares
Class Y shares	Class Y shares
Class R-3 shares	Class R-3 shares
Class R-5 shares	Class R-5 shares
Class R-6 shares	Class R-6 shares
Class RJ RETIREMENT shares	Class RJ RETIREMENT shares

Please refer to the Information Statement for a detailed explanation of the Reorganization Plan.
Q.          How will this affect me as a Target Fund shareholder?
A.          Shareholders of the Target Fund will become shareholders of the Acquiring Fund.  The shares of the Acquiring Fund that you receive will be of the same class as shares you hold in the Target Fund and will have an aggregate value equal to the aggregate value of the shares you hold in the Target Fund as of the Closing Date.  No sales loads, commissions or other transactional fees will be imposed on Target Fund shareholders in connection with the Reorganization.  The Target Fund’s procedures for purchasing, redeeming and exchanging shares, valuation procedures and tax information are identical to those of the Acquiring Fund.
The initial sales charge will not apply to Class A shares you receive in connection with the Reorganization.  Purchases you make of Class A shares of the Acquiring Fund after consummation of the Reorganization will be subject to an initial sales charge.  If your Class A shares of the Target Fund are subject to a contingent deferred sales charge (“CDSC”), the CDSC will apply to your redemption of the Class A shares of the Acquiring Fund you receive in the Reorganization.  For purposes of determining the CDSC, if any, applicable to a redemption of the Class A shares of the Acquiring Fund you acquire in a Reorganization, those Class A shares of the Acquiring Fund will be treated as continuing to age from the date you purchased the Target Fund Class A shares that were converted in the Reorganization.  The CDSC applicable to the Target Fund Class C shares will apply to your redemption of the Class C shares of the Acquiring Fund you receive in the Reorganization.  For purposes of determining the CDSC, if any, applicable to a redemption of the Class C shares of the Acquiring Fund you acquire in the Reorganization, those Class C shares of the Acquiring Fund will be treated as continuing to age from the date you purchased the Target Fund Class C shares that were converted in the Reorganization.  Class I, Class Y, Class R-3, Class R-5, Class R-6 and Class RJ RETIREMENT shares of both the Target Fund and the Acquiring Fund have neither a front-end sales charge nor a CDSC.
Q.          After the Reorganization, will I own the same number of shares?
A.          The Reorganization will not affect the value of your investment at the time of the Reorganization.  The Acquiring Fund shares that you receive will have an aggregate value equal to the aggregate value of the Target Fund shares you held as of the Closing Date.  It is likely, however, that the number of shares you own will change because your shares will be exchanged at the NAV per share of the Acquiring Fund, which is likely to be different from the NAV per share of the Target Fund on the Closing Date.
Q.          How is the Target Fund different from the Acquiring Fund?
A.          The Funds have identical investment objectives, the same policy of investing 80% of their assets in equity securities of companies economically tied to countries outside the U.S., and the same principal investment strategies and principal risks.

Q.          Will the service providers to the Target Fund change following the Reorganization?
A.          The Funds use the same service providers. Each Fund currently retains Carillon Tower as its investment adviser and administrator, ClariVest as its investment subadviser, Carillon Fund Distributors, Inc. as its distributor, U.S. Bancorp Fund Services, LLC as its transfer agent, and U.S. Bank, N.A. as its custodian (“collectively, “USB”).  Prior to March 1, 2022, Scout Investments, Inc. served as subadviser to the Target Fund.  The Acquiring Fund will continue to retain its current service providers after the Reorganization.
Q.          Do the portfolio managers who manage a Target Fund also manage the corresponding Acquiring Fund?
A.          On March 1, 2022, the same portfolio management team at ClariVest that manages the Acquiring Fund assumed day-to-day portfolio management responsibilities for the Target Fund.  After the Reorganization, the current portfolio managers of the Acquiring Fund will continue to serve as the portfolio managers of that Fund.
Q.          Will there be any changes to my fees and expenses as a result of the Reorganization?
A.          As reflected below and in the tables setting forth information regarding comparative expense ratios under “Comparative Fee and Expense Tables” in the Information Statement, each share class of the Target Fund has a lower Total Expense Ratio than that of the corresponding share class of the Acquiring Fund.  Effective March 1, 2022, the Acquiring Fund’s expense caps were reduced to align with those of the Target Fund.  As a result, currently, the Net Expense Ratios for the Class C, Class Y, Class R-3, Class R-6 and Class RJ RETIREMENT shares of the Target Fund and the Acquiring Fund are identical.  The Class A, Class I and Class R-5 shares of the Acquiring Fund each have a Net Expense Ratio that is 0.01% higher than that of the corresponding class of the Target Fund due to the acquired fund fees and expenses incurred by the Acquiring Fund in connection with its investments in ETFs during the prior fiscal year, which are exempt from the Funds’ fee waiver and/or expense reimbursement agreement.  After giving effect to the Reorganization, it is expected that the Total and Net Expense Ratios for each share class of the Acquiring Fund will be the same as the Total and Net Expense Ratios for the corresponding share class of the Target Fund.
The Target Fund and the Acquiring Fund have identical contractual investment advisory and investment subadvisory fee rate schedules.  Effective March 1, 2022, a breakpoint was added to the contractual management fee and subadvisory fee rates for the Acquiring Fund to align with those of the Target Fund.
Q.          Will the Reorganization result in any federal income tax liability for the Target Fund or its shareholders?
A.          The Reorganization is expected to be a tax-free transaction for federal income tax purposes.  The Trust expects that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the Trust expects to receive a tax opinion from K&L Gates LLP, counsel to the Trust, substantially to that effect. Shareholders should consult their own tax advisers about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganization.
To the extent that the Target Fund has assets that cannot be held by the Acquiring Fund, those assets will be sold before the Reorganization.  In the event that assets of the Target Fund are sold before they are transferred to the Acquiring Fund, the Target Fund could recognize net capital gains that would be taxable to Target Fund shareholders as ordinary income and/or long-term capital gain depending on the Target Fund’s holding period for such assets (unless they hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts) when distributed to them before the Reorganization.  Alternatively, the disposition of assets before the Reorganization could result in the Target Fund selling securities at a disadvantageous time and realizing losses that otherwise would not have been realized.  Carillon Tower does not anticipate selling assets of the Target Fund in connection with the Reorganization.  However, this expectation could change under certain circumstances, including, for example, in response to significant market events.

While the Reorganization is expected to be tax-free for federal income tax purposes, you will recognize a gain for federal income tax purposes (unless you hold your shares through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account) in the event that the Target Fund must make a distribution to its shareholders by the Closing Date of all undistributed net income and net capital gains, including net capital gains realized by the Target Fund in connection with certain changes made to its portfolio following the change of its portfolio managers on March 1, 2022, as required by the Reorganization Plan.  It is also expected that the Acquiring Fund will distribute its recognized gains to its shareholders prior to the Reorganization so that the Target Fund’s shareholders will not receive distributions of such gains after the Reorganization.  Please see “Additional Information about the Reorganization—Plan of Reorganization and Termination” in the Information Statement for more information.
Q.          Will I need to open an account in the Acquiring Fund prior to the Reorganization?

A.          No.  An account will be set up in your name and your shares of the Target Fund automatically will be converted to the corresponding class of shares of the Acquiring Fund.  You will receive confirmation of this transaction following the Reorganization.

Q.          What if I already own shares of the Acquiring Fund?
A.          If you already own shares of both the Target Fund and the Acquiring Fund, the Acquiring Fund shares you receive in the Reorganization will be added to your existing account so long as your account in each Fund has the same account number.
Q.          Can I still purchase and redeem shares of the Target Fund until the Reorganization?

A.          You may continue to purchase shares of the Target Fund only through June 1, 2022.  Effective June 1, 2022, the Target Fund will no longer accept purchases or exchanges of shares.  You may continue to redeem shares of the Target Fund until the day prior to the Closing Date of the Reorganization.  Redemption requests received by the transfer agent on or after the Closing Date will be treated as requests received for the redemption of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization.
Q.          What if I want to exchange my shares into another Carillon Fund prior to the Reorganization?

A.          You may exchange your shares into another fund in the Carillon Family of Funds before the Closing Date of the Reorganization in accordance with your existing exchange privileges.  If you choose to exchange your shares of the Target Fund for another fund in the Carillon Family of Funds, including the Acquiring Fund, your request will be treated as a normal exchange of shares and will be a taxable transaction unless your shares are held in a tax-deferred account, such as an individual retirement account.  Exchanges may be subject to minimum investment requirements, sales loads, and redemption fees.

Q.          Who is paying the costs of the Reorganization?
A.          Subject to the fee waiver and/or expense reimbursement agreement between the Trust, on behalf of the Funds, and Carillon Tower, the Acquiring Fund will pay all fees and expenses of the Reorganization, including, but not limited to, audit fees, legal fees and USB project costs.  To the extent these expenses exceed the Funds’ respective expense caps, Carillon Tower will bear these expenses.  The costs of transitioning the Target Fund’s portfolio following ClariVest’s assumption of day to day portfolio management responsibilities for the Target Fund on March 1, 2022 were borne by the Target Fund.
Q.          Who do I contact if I have questions about the Reorganization?
A.          If you have any questions about the Reorganization, please call Carillon Tower at (800) 421-4184.

INFORMATION STATEMENT

for

CARILLON CLARIVEST INTERNATIONAL FUND,
a series of Carillon Series Trust

and

PROSPECTUS

for

CARILLON CLARIVEST INTERNATIONAL STOCK FUND,
a series of Carillon Series Trust

Dated
[____________,] 2022

880 Carillon Parkway
St. Petersburg, FL 33716
(800) 421-4184

This combined Information Statement and Prospectus (“Information Statement”) contains information you should know about the Plan of Reorganization and Termination (“Reorganization Plan”) relating to the reorganization (the “Reorganization”) of the Carillon ClariVest International Fund (the “Target Fund”) into the Carillon ClariVest International Stock Fund (the “Acquiring Fund”), each a series of Carillon Series Trust (the “Trust”).  The Target Fund and Acquiring Fund are each referred to herein as a “Fund” and together as the “Funds.”
You are receiving this document because, as of [Record Date], you were a shareholder of the Target Fund.  Upon completion of the Reorganization, shareholders of the Target Fund will become shareholders of the Acquiring Fund.  Target Fund shareholders will receive shares of the corresponding class of the Acquiring Fund with an aggregate value equal to the aggregate value of the class of Target Fund shares that they hold as of the close of business on the day the Reorganization was completed.  After the Reorganization is completed, the Target Fund will be terminated.
This Information Statement sets forth important information that you should know regarding the Reorganization.  You should read and retain this Information Statement for future reference.  The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated by reference into this Information Statement, which means they are part of this Information Statement for legal purposes:
1.	The Statement of Additional Information (“SAI”) dated [ ], 2022, relating to this Information Statement (File No. 333-[ ]).
2.	The Prospectus and SAI for the Funds (File Nos. 033-57986 and 811-07470), dated March 1, 2022.
3.	The Annual Report to shareholders of the Trust with respect to the Funds for the fiscal year ended October 31, 2021.
The Annual Report listed above containing audited financial statements has previously been provided to shareholders as applicable.  For a free copy of these reports or any of the documents
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listed above, you may call (800) 421-4184, send an email to CarillonFundServices@carillontower.com or write to the Funds at:

Carillon Family of Funds
P.O. Box 33022
St. Petersburg, FL 33733

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended.  Accordingly, the Trust must file certain reports and other information with the SEC.  Reports and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.
We are not asking you for a proxy or written consent, and you are requested not to send us a proxy or written consent.
No person has been authorized to give any information or to make any representations other than those contained in this Information Statement and, if given or made, such other information or representations must not be relied upon as having been authorized by the Target Fund or Acquiring Fund.
THE SECURITIES AND EXCHANGE COMMISSION AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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TABLE OF CONTENTS

SUMMARY OF THE REORGANIZATION	1
Reasons for the Reorganization	1
The Reorganization	1
Considerations Regarding the Reorganization	2
Comparative Fee and Expense Tables	4
Example of Fund Expenses	9
Fund Turnover	10
Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers	10
Comparison of Principal Risk Factors	13
Comparison of Investment Restrictions and Limitations	21
Comparative Performance Information	23
Capitalization	26
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION	27
Terms of the Reorganization Plan	27
Board Considerations	29
Federal Income Tax Consequences of the Reorganization	31
Rights of Shareholders of the Funds	32
ADDITIONAL INFORMATION ABOUT THE FUNDS	33
Service Providers	33
Additional Information	37
FINANCIAL HIGHLIGHTS	37
APPENDIX A	A-1
APPENDIX B	B-1
APPENDIX C	C-1
APPENDIX D	D-1
iii

SUMMARY OF THE REORGANIZATION

You should read this entire Information Statement carefully. The following is a summary of certain information relating to the Reorganization and is qualified in its entirety by reference to the more complete information contained elsewhere in this Information Statement and the attached appendices. For additional information about the Reorganization, you should consult the Reorganization Plan, a copy of the form of which is attached hereto as Appendix A.

Reasons for the Reorganization
Carillon Tower Advisers, Inc. (“Carillon Tower”), the investment adviser of the Funds, has proposed reorganizing the Target Fund into the Acquiring Fund because the Reorganization would consolidate funds of the Trust that are similar investment products and could increase the Trust’s operational efficiency.  At a meeting held on November 19, 2021, after careful consideration of a number of factors, the Board of Trustees of the Trust (“Board”) voted to approve the Reorganization as being in the best interests of the Target Fund and the Acquiring Fund.  See “Board Considerations” below for further information.

The Reorganization
The Reorganization will take effect on or about July 16, 2022 (“Closing Date”).  No shareholder vote is required for the Reorganization.  You do not need to take any action regarding your account.
With respect to the Reorganization, the Reorganization Plan provides for:
•
the Target Fund’s transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Acquiring Fund shares having an aggregate net asset value (“NAV”) equal to the Target Fund’s net assets and the Acquiring Fund’s assumption of all the liabilities of the Target Fund;

•	the distribution of those Acquiring Fund shares pro rata to the Target Fund’s shareholders; and

•	the complete termination of the Target Fund.

The Target Fund and the Acquiring Fund each offer Class A, Class C, Class I, Class Y, Class R-3, Class R-5,  Class R-6 and Class RJ RETIREMENT shares.  Each class of shares of the Target Fund has the same purchase, exchange and redemption procedures as the corresponding class of shares of the Acquiring Fund.  After the close of business on the Closing Date, each Target Fund shareholder will receive shares of the same class with the same aggregate value of the Acquiring Fund that the shareholder holds in the Target Fund immediately prior to the Reorganization, as set forth below:

Target Fund	Acquiring Fund
Class A shares	Class A shares
Class C shares	Class C shares
Class I shares	Class I shares
Class Y shares	Class Y shares
Class R-3 shares	Class R-3 shares
Class R-5 shares	Class R-5 shares
Class R-6 shares Class RJ RETIREMENT shares	Class R-6 shares Class RJ RETIREMENT shares

You will not incur any sales loads or similar transaction charges as a result of the Reorganization.  Further, for purposes of calculating any holding period used to determine a contingent deferred sales charge, your original purchase date of the relevant share class of the Target Fund will apply.  The total annual operating expenses of the Acquiring Fund are expected to be the same as the Target Fund’s current total annual operating expenses at the same asset levels, Additionally, the Acquiring Fund will cap expenses at the same rate and with the same terms that are currently in place for the Target Fund for a period of at least two years from the date of the closing of the Reorganization.

The Reorganization is expected to be a tax-free transaction for federal income tax purposes.  The Trust expects that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the Trust expects to receive a tax opinion from K&L Gates LLP, counsel to the Trust, substantially to that effect.  See “Federal Income Tax Consequences of the Reorganizations” below for further information.  It is expected that both the Target Fund and the Acquiring Fund will make taxable distributions to their respective shareholders in advance of the Reorganization.  Shareholders should consult their own tax advisers about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganization.

Considerations Regarding the Reorganization
Please note the following information regarding the Reorganization:

Investment Objectives, Policies, Strategies and Risks of the Funds

•
The Target Fund pursues an identical investment objective to the Acquiring Fund, which is to seek capital appreciation.  During normal market condition, each Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies economically tied to countries outside of the U.S.

•
Each Fund seeks to achieve its investment objective by investing at least approximately 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies economically tied to countries outside of the U.S. Such securities include common and preferred stocks, warrants or rights exercisable into common or preferred stock, convertible preferred stock, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “depositary receipts”).  Each Fund also may invest in issuers located in emerging markets.  In addition, each Fund may have significant exposure to Japan; however, as the composition of the Funds’ portfolio changes over time, the Funds’ exposure to this country may be lower at a future date, and the Funds’ exposure to other countries may be higher. The Fund may invest in issuers of all market capitalizations. In selecting securities for the Funds, the subadviser utilizes quantitative tools to implement a “bottom-up,” fundamentally based, investment process. Each Fund may invest in exchange-traded funds (“ETFs”) in order to equitize cash positions, seek exposure to certain markets or market sectors and to hedge against certain market movements.

•
The Target Fund and the Acquiring Fund have the same principal risks and investment restrictions.  See “Comparison of Principal Risk Factors” and “Comparison of Investment Restrictions and Limitations,” below.

Investment Adviser, Subadviser and Other Service Providers
•
Carillon Tower is each Fund’s investment adviser.  ClariVest Asset Management LLC (“ClariVest”) serves as subadviser to both of the Funds.  Prior to March 1, 2022, Scout Investments Inc. (“Scout”) served as subadviser to the Target Fund.  On March 1, 2022, the same portfolio management team at ClariVest that manages the Acquiring Fund assumed the day-to-day portfolio management responsibilities for the Target Fund.  See “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers” below for further information.

•
The Funds otherwise use the same service providers as well. Each Fund currently retains Carillon Fund Distributors, Inc. as its distributor, U.S. Bancorp Fund Services, LLC as its transfer agent, and U.S. Bank, N.A. as its custodian (collectively, “USB”).  The Acquiring Fund will continue to retain its current service providers after the Reorganization.

Shares of the Acquiring Fund
•
Shareholders of the Target Fund will receive shares of the same class with the same aggregate value of the Acquiring Fund that the shareholder holds in the Target Fund immediately prior to the Reorganization, as set forth below.  Shareholders will not pay any sales charges in connection with the Reorganization.  See “Comparative Fee and Expense Tables,” “Additional Information about the Reorganization” and “Additional Information about the Funds” below for more information.

•	The interests of the Funds’ shareholders will not be diluted by the Reorganization, because the Reorganization will be effected on the basis of each Fund’s net asset value per share.
•
The Funds have identical purchase procedures, exchange rights and redemption procedures, and each class of the Acquiring Fund has the same purchase restrictions, sales charges and ongoing fees as the corresponding class of the Target Fund. The Funds’ purchase procedures, exchange rights and redemption procedures, and the characteristics of each share class, are discussed further in Appendix C below.

Fees and Expenses
•
As reflected in the tables setting forth information regarding comparative expense ratios under “Comparative Fee and Expense Tables” below, each share class of the Target Fund has a lower total annual fund operating expense ratio (“Total Expense Ratio”) than that of the corresponding share class of the Acquiring Fund.  Effective March 1, 2022, the Acquiring Fund’s expense caps were reduced to align with those of the Target Fund.  As a result, currently, the total annual operating expense ratio after fee waivers and/or expense reimbursements (“Net Expense Ratio”) for the Class C, Class Y, Class R-3, Class R-6 and Class RJ RETIREMENT shares of the Target Fund and the Acquiring Fund are identical.  The Class A, Class I and Class R-5 shares of the Acquiring Fund each have a Net Expense Ratio that is 0.01% higher than that of the corresponding class of the Target Fund due to the acquired fund fees and expenses incurred by the Acquiring Fund in connection with its investments in ETFs during the prior fiscal year, which are exempt from the Funds’ fee waiver and/or expense reimbursement agreement.  After giving effect to the Reorganization, it is expected that the Total and Net Expense Ratios for each share class of the Acquiring Fund will be the same as the Total and Net Expense Ratios for the corresponding share class of the Target Fund.

•
Effective March 1, 2022, the contractual investment advisory fee rate and subadvisory fee rates for the Acquiring Fund were lowered to align with those of the Target Fund.  The expense ratios under “Comparative Fee and Expense Tables” below reflect these fee rates.

Costs and Tax Consequences of the Reorganization
•
Subject to the fee waiver and/or reimbursement agreement between the Trust, on behalf of the Funds, and Carillon Tower, the Acquiring Fund will pay all fees and expenses of the Reorganization, including, but not limited to, audit fees, legal fees and USB project costs. To the extent these expenses exceed the Funds’ respective expense caps, Carillon Tower will bear these expenses.  The costs of transitioning the Target Fund’s portfolio following ClariVest’s assumption of day to day portfolio management responsibilities for the Target Fund on March 1, 2022 were borne by the Target Fund.

•
The exchange of the Target Fund’s assets solely for the Acquiring Fund’s shares and the latter’s assumption of the Target Fund’s liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended.  The Trust expects that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization.

•
The Target Fund's investment portfolio is substantially identical to that of the Acquiring Fund.  Therefore, Carillon Tower and ClariVest believe that all of the Target Fund's assets will be transferred to the Acquiring Fund and ClariVest does not anticipate selling assets of the Target Fund in connection with the Reorganization.  However, this expectation could change under certain market circumstances, including, for example, in response to significant market events.  To the extent that the Target Fund has assets that cannot be held by the Acquiring Fund, those assets will be sold before the Reorganization.  In the event that assets of the Target Fund are sold before they are transferred to the Acquiring Fund, the Target Fund could recognize net capital gains, together with gains recognized earlier in the tax year, that would be taxable to Target Fund shareholders as ordinary income and/or long-term capital gain depending on the Target Fund’s holding period for such assets, when distributed to them before the Reorganization.  Alternatively, the disposition of assets before the Reorganization could result in the Target Fund selling securities at a disadvantageous time and realizing losses that otherwise would not have been realized.

•
Upon assuming responsibility for the Target Fund on March 1, 2022, ClariVest transitioned the Target Fund’s portfolio to that of the Acquiring Fund.  In connection with the transition, the Target Fund recognized net capital gains that will be taxable to shareholders as ordinary income and/or long-term capital gain depending on the Target Fund’s holding period for such assets, when distributed to them prior to the Reorganization, unless shareholders hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.  The Target Fund will distribute these gains to shareholders in advance of the Reorganization.

Alternative to the Reorganization
•
If the Target Fund is not reorganized into the Acquiring Fund, the Board may take such further action as they may deem to be in the best interests of the Target Fund and the Acquiring Fund and their shareholders.  This could include the liquidation of the Acquiring Fund, which could result in adverse tax consequences to Acquiring Fund shareholders whose shares have appreciated in value.

Comparative Fee and Expense Tables
The following tables show the fees and expenses of each class of shares of the Target Fund and the Acquiring Fund and the estimated pro forma fees and expenses of each class of shares of the Acquiring Fund after giving effect to the Reorganization.  You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds.  More information about these and other discounts is available from your financial professional, on page C-1 of Appendix C of this Information Statement and in the SAI.  Expenses for each share class are based on the operating expenses incurred by each such class of shares for the twelve-month period ended October 31, 2021, as disclosed in the Funds’ most recent Annual Report.  The pro forma fees and expenses of the Acquiring Fund assume that the Reorganization has been in effect for the year ended October 31, 2021.

Fees and Expenses	Carillon ClariVest International Fund Class A	Carillon ClariVest International Stock Fund Class A	Carillon ClariVest International Stock Fund Class A (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	4.75%	4.75%	4.75%
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	None (a)	None (a)
Redemption fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70% (b)	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.36%	4.22% (c)	0.36%
Recouped Fees Previously Waived and/or Reimbursed	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.31%	5.17%	1.31%
Fee Waiver and/or Expense Reimbursement (d)	(0.06%)	(3.91)%	(0.06%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	1.26%	1.25%

Fees and Expenses	Carillon ClariVest International Fund Class C	Carillon ClariVest International Stock Fund Class C	Carillon ClariVest International Stock Fund Class C (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	1.00% (a)	1.00% (a)	1.00% (a)
Redemption fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70% (b)	0.70%	0.70%
Distribution and Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.30%	4.20%	0.30%
Recouped Fees Previously Waived and/or Reimbursed	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	2.00%	5.90%	2.00%
Fee Waiver and/or Expense Reimbursement (d)	0.00%	(3.90)%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.00%	2.00%	2.00%

Fees and Expenses	Carillon ClariVest International Fund Class I	Carillon ClariVest International Stock Fund Class I	Carillon ClariVest International Stock Fund Class I (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None	None	None
Redemption fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70% (b)	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.32%	4.21% (c)	0.32%
Recouped Fees Previously Waived and/or Reimbursed	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.02%	4.91%	1.02%
Fee Waiver and/or Expense Reimbursement (d)	(0.07)%	(3.95)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.95%	0.96%	0.95%

Fees and Expenses	Carillon ClariVest International Fund Class Y	Carillon ClariVest International Stock Fund Class Y	Carillon ClariVest International Stock Fund Class Y (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None	None	None
Redemption fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70% (b)	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.22%	4.14%	0.22%
Recouped Fees Previously Waived and/or Reimbursed	0.08% (e)	0.00%	0.08% (e)
Total Annual Fund Operating Expenses	1.25%	5.09%	1.25%
Fee Waiver and/or Expense Reimbursement (d)	0.00%	(3.84)%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	1.25%	1.25%

Fees and Expenses	Carillon ClariVest International Fund Class R-3	Carillon ClariVest International Stock Fund Class R-3	Carillon ClariVest International Stock Fund Class R-3 (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None	None	None
Redemption fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70% (b)	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.50%	0.50%	0.50%
Other Expenses	0.22%	4.27%	0.22%
Recouped Fees Previously Waived and/or Reimbursed	0.08% (e)	0.00%	0.08% (e)
Total Annual Fund Operating Expenses	1.50%	5.47%	1.50%
Fee Waiver and/or Expense Reimbursement (d)	0.00%	(3.97)%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.50%	1.50%	1.50%

Fees and Expenses	Carillon ClariVest International Fund Class R-5	Carillon ClariVest International Stock Fund Class R-5	Carillon ClariVest International Stock Fund Class R-5 (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None	None	None
Redemption fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70% (b)	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.22%	4.14% (c)	0.22%
Recouped Fees Previously Waived and/or Reimbursed	0.03% (e)	0.00%	0.03% (e)
Total Annual Fund Operating Expenses	0.95%	4.84%	0.95%
Fee Waiver and/or Expense Reimbursement (d)	0.00%	(3.88)%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.95%	0.96%	0.95%

Fees and Expenses	Carillon ClariVest International Fund Class R-6	Carillon ClariVest International Stock Fund Class R-6	Carillon ClariVest International Stock Fund Class R-6 (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None	None	None
Redemption fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70% (b)	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.23%	4.12%	0.23%
Recouped Fees Previously Waived and/or Reimbursed	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.93%	4.82%	0.93%
Fee Waiver and/or Expense Reimbursement (d)	(0.08)%	(3.97)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85%	0.85%	0.85%

Fees and Expenses	Carillon ClariVest International Fund Class RJ RETIREMENT	Carillon ClariVest International Stock Fund Class RJ RETIREMENT	Carillon ClariVest International Stock Fund Class RJ RETIREMENT (pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None	None	None
Redemption fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70% (b)	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.23% (f)	4.12% (f)	0.23% (f)
Recouped Fees Previously Waived and/or Reimbursed	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.93%	4.82%	0.93%
Fee Waiver and/or Expense Reimbursement (d)	(0.80)%	(4.69)%	(0.80)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.13%	0.13%	0.13%

(a)
If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.

(b)	Management Fees for the Target Fund have been restated to reflect a reduction in the contractual investment advisory fee rate and subadvisory fee rate that became effective on March 1, 2021.

(c)
Other Expenses for the Acquiring Fund may include Acquired Fund Fees and Expenses of up to 0.01%. Accordingly, the Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Acquiring Fund’s Financial Highlights table, which reflects the operating expenses of the Acquiring Fund and does not include Acquired Fund Fees and Expenses.

(d)
Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the Funds to the extent that annual operating expenses of a class exceed a percentage of that class’ average daily net assets through February 28, 2023,with respect to the Target Fund, and for at least two years from the Closing Date of the Reorganization, with respect to the Acquiring Fund, as follows: Class A – 1.25%, Class C – 2.00%, Class I – 0.95%, Class Y – 1.25%, Class R-3 – 1.50%, Class R-5 – 0.95%, and Class R-6 – 0.85%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (Acquired Fund Fees and Expenses), dividends, and extraordinary expenses. With respect to Class RJ RETIREMENT shares, Carillon Tower has agreed to waive and/or reimburse all investment advisory, administrative, distribution, shareholder servicing or any other fees and expenses otherwise payable to Carillon Tower and its affiliates through at least February 28, 2023, with respect to the Target Fund, and for at least two years from the Closing Date of the Reorganization, with respect to the Acquiring Fund.  The contractual fee waivers can be changed only with the approval of a majority of a Fund’s Board. For each class other than Class RJ RETIREMENT shares, any reimbursement of Fund expenses or reduction in Carillon’s investment advisory fees is subject to recoupment by a Fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fee recoupment.  Amounts waived by the Target Fund cannot be recouped by the Acquiring Fund after the Reorganization.

(e)
During the fiscal year ended October 31, 2021, the Class Y, Class R-3 and Class R-5 shares of the Target Fund paid amounts to Carillon Tower that were previously waived and/or reimbursed under a contractual fee waiver/expense reimbursement agreement for the Target Fund. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to recoupment by the Target Fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the Target Fund’s recoupment.

(f)	Other expenses are estimated for the current fiscal year.

Example of Fund Expenses

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other investment options.  The example assumes that:

•	You invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain the same; and

•	The contractual agreement to limit overall fund expenses remains in place for the term of the agreement.

Your costs would be the same whether you sold your shares or continued to hold them at the end of the period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Carillon ClariVest International Fund
Class A	$596	$865	$1,154	$1,974
Class C	$303	$627	$1,078	$2,327
Class I	$97	$318	$556	$1,241
Class Y	$127	$397	$686	$1,511
Class R-3	$153	$474	$818	$1,791
Class R-5	$97	$303	$525	$1,166
Class R-6	$87	$288	$507	$1,136
Class RJ RETIREMENT	$13	$216	$436	$1,069
Carillon ClariVest International Stock Fund
Class A	$597	$1,617	$2,634	$5,160
Class C	$303	$1,407	$2,590	$5,456
Class I	$98	$1,121	$2,145	$4,714
Class Y	$127	$1,183	$2,236	$4,861
Class R-3	$153	$1,280	$2,396	$5,141
Class R-5	$98	$1,107	$2,119	$4,663
Class R-6	$87	$1,093	$2,102	$4,642
Class RJ RETIREMENT	$13	$1,026	$2,043	$4,600
Pro forma ClariVest International Stock Fund (After Reorganization)
Class A	$596	$865	$1,154	$1,974
Class C	$303	$627	$1,078	$2,327
Class I	$97	$318	$556	$1,241
Class Y	$127	$397	$686	$1,511
Class R-3	$153	$474	$818	$1,791
Class R-5	$97	$303	$525	$1,166
Class R-6	$87	$288	$507	$1,136
Class RJ RETIREMENT	$13	$216	$436	$1,069

Fund Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance.  During the most recent fiscal year ended October 31, 2021, the Target Fund’s portfolio turnover rate was 15% of the average value of its portfolio and the Acquiring Fund’s portfolio turnover rate was 80% of the average value of its portfolio.

Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers
The Target Fund and the Acquiring Fund have identical investment objectives, policies, and strategies. Each Fund’s investment objective is to seek capital appreciation. Because any investment involves risk, there can be no assurance that either Fund’s investment objective will be achieved.  The investment objective of each Fund may be changed without shareholder approval.

The Funds have identical principal investment strategies. Each Fund seeks to achieve its investment objective by investing at least approximately 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies economically tied to countries outside of the U.S. Such securities include common and preferred stocks, warrants or rights exercisable into common or preferred stock, convertible preferred stock, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “depositary receipts”). Each Fund also may invest in issuers located in emerging markets.  In addition, each Fund may have significant exposure to Japan; however, as the composition of the Funds’ portfolio changes over time, the Funds’ exposure to this country may be lower at a future date, and the Funds’ exposure to other countries may be higher. In selecting securities for the Funds, the subadviser utilizes quantitative tools to implement a “bottom-up,” fundamentally based, investment process. Each Fund may invest in exchange-traded funds (“ETFs”) in order to equitize cash positions, seek exposure to certain markets or market sectors and to hedge against certain market movements.

Additional information regarding the investment objective and principal investment strategies of each Fund is set forth below:

Target Fund	Acquiring Fund
Carillon ClariVest International Fund	Carillon ClariVest International Stock Fund
Investment Objective
The investment objective of the Carillon ClariVest International Fund is to seek capital appreciation.	The Carillon ClariVest International Stock Fund has the same investment objective.
The Carillon ClariVest International Fund’s investment objective is a non-fundamental policy that may be changed by its Board without shareholder approval.	The Carillon ClariVest International Stock Fund’s investment objective also is a non-fundamental policy that may be changed by the Board without shareholder approval.
Principal Investment Strategies
The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies economically tied to countries outside of the U.S. Equity securities include common and preferred stocks, warrants or rights exercisable into common or preferred stock, convertible preferred stock, American Depositary Receipts (“ADRs”), Global Depositary
Same.

Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “depositary receipts”). Issuers considered to be economically tied to countries outside of the U.S. include, without limitation: (1) an issuer organized under the laws of or maintaining a principal office or principal place(s) of business outside of the U.S.; (2) an issuer of securities that are principally traded in one or more markets outside the U.S.; (3) an issuer that derives or is currently expected to derive 50% or more of its total sales, revenues, profits, earnings, growth, or another measure of economic activity from, the production or sale of goods or performance of services or making of investments or other economic activity in, outside of the U.S., or that maintains or is currently expected to maintain 50% or more of its employees, assets, investments, operations, or other business activity outside of the U.S.; or (4) a governmental or quasi-governmental entity of a country outside of the U.S. The Fund also may invest in issuers located in emerging market countries. The Fund’s benchmark is the MSCI EAFE® Index which measures large- and mid-cap equity performance across 21 developed countries, excluding the U.S. and Canada. The Fund may have significant exposure to Japan. However, as the composition of the Fund’s portfolio changes over time, the Fund’s exposure to this country may be lower at a future date, and the Fund’s exposure to other countries may be higher. The Fund may invest in issuers of all market capitalizations.

In selecting securities for the Fund, the subadviser utilizes quantitative tools to implement a “bottom-up,” fundamentally based, investment process. The subadviser constructs a portfolio that seeks to maximize expected return, subject to constraints designed to meet long-run expected active risk goals.

The Fund may invest in exchange-traded funds (“ETFs”) in order to equitize cash positions, seek exposure to certain markets or market sectors and to hedge against certain market movements. The Fund may sell securities when they no longer meet the portfolio managers’ investment criteria and/or to take advantage of more attractive investment opportunities.

The Fund may lend its securities to broker-dealers and other financial institutions to earn additional income.

Temporary Defensive Strategy
As a temporary defensive measure because of market, economic or other conditions, the Fund may invest up to 100% of its assets in high-quality, short- term debt instruments or may take positions that are inconsistent with its principal investment strategies. The Fund may also invest its assets in cash, cash equivalent securities, repurchase agreements or money market instruments as a
Same.

temporary defensive measure. To the extent that the Fund takes such a temporary defensive position, its ability to achieve its investment objective may be affected adversely.
Additional Information Regarding Investment Strategies
In selecting securities for the Fund, the subadviser utilizes quantitative tools to implement a “bottom-up,” fundamentally based, investment process. A bottom-up method of analysis seeks to de-emphasize the significance of economic and market cycles. The subadviser constructs a portfolio that seeks to maximize expected return, subject to constraints designed to meet long-run expected active risk goals. This framework builds toward the goal of sustainable performance.

The Fund may sell securities when they no longer meet the portfolio manager’s investment criteria and/or to take advantage of more attractive investment opportunities.
Same.
Investment Adviser
Carillon Tower	Same.
Investment Subadviser
ClariVest	Same.
Portfolio Managers
David R. Vaughn, CFA®, Alex Turner, CFA®, and Gashi Zengeni, CFA®, are Portfolio Managers of the Fund and have been jointly and primarily responsible for the day-to-day management of the Fund since March 2022.  Mr. Vaughn has served as Portfolio Manager at ClariVest since co-founding it in 2006 and as Portfolio Manager of the Acquiring Fund since its inception in 2013. Mr. Turner served as Assistant Portfolio Manager of the Acquiring Fund from its inception until 2015. Prior to joining ClariVest in 2008, Mr. Turner served as a Quantitative Analytic Specialist at FactSet Research Systems, Inc. Ms. Zengeni, CFA®, served as Assistant Portfolio Manager of the Acquiring Fund from April 2020 – March 2021, and previously as an Investment Analyst at ClariVest since 2015.
Same, except that Messrs. Vaughn and Turner and Ms. Zengeni have been jointly and primarily responsible for the day-to-day management of the Fund since 2013, 2015 and March 2021, respectively.

Comparison of Principal Risk Factors
The principal risks associated with investments in the Target Fund and the Acquiring Fund are described in the following table.  The principal risks are the same for the Target Fund and the Acquiring Fund because the Funds have identical investment objectives, principal investment strategies and investment policies.  The most significant risks of investing in the Funds as of the date of this Information Statement are listed first below followed by the remaining risks in alphabetical order.  Different risks may be more significant at different times depending on market conditions or other factors.

Equity Securities Risk
A Fund’s equity securities investments are subject to market risk. A Fund may invest in the following equity securities, which may expose a Fund to the following additional risks:

•      Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock.
•     Preferred Stocks. Preferred securities, including convertible preferred securities, are subject to issuer-specific and market risks; however, preferred securities may be less liquid than common stocks and offer more limited participation in the growth of an issuer. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bondholders. Preferred shareholders may have only certain limited rights if distributions are not paid for a stated period, but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Because the rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities, in the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks may also be subject to credit risk, which is the risk that an issuer may be unable or unwilling to meet its financial obligations.
•      Depositary Receipts. A Fund may invest in securities issued by foreign companies through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity, more volatility, less government regulation and supervision and delays in transaction settlement.
•      Rights and Warrants. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities and a right or a warrant ceases to have value if it is not exercised prior to its expiration date. If a warrant or right to subscribe to additional shares is not exercised or, when permissible, sold prior to the warrant’s or right’s expiration date or redemption by the issuer, a Fund could lose all or substantially all of the purchase price of the warrant or right. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

Foreign Securities Risk
Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a Fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a Fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less government regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, there may be less public information available about foreign companies. The unavailability and/or unreliability of public information available may impede the Fund’s ability to accurately evaluate foreign securities. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt. Foreign issuers may utilize unfamiliar corporate organizational structures, which can limit investor rights and recourse. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. Foreign securities may be less liquid than domestic securities and there may be delays in transaction settlement in some foreign markets. Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. A Fund could also underperform if it invests in countries or regions whose economic performance falls short. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc. Foreign security risk may also apply to ADRs, GDRs and EDRs.
Market Risk
Markets may at times be volatile and the values of a Fund’s stock and fixed income holdings, as well as the income generated by a Fund’s fixed income holdings, may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. These conditions may include real or perceived adverse political, regulatory, market, economic or other developments, such as natural disasters, public health crises, pandemics, regional or global economic instability and interest, inflation and currency rate fluctuations. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. These events may lead to periods of volatility, which may be exacerbated by changes in market size and structure. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause a Fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. Even when securities markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market.

The increasing interconnectedness of markets around the world may result in many markets being affected by events in a single country or events affecting a single or small number of issuers. Events such as natural disasters, public health crises, pandemics, governments’ reactions to and public perceptions concerning these developments, and adverse investor sentiment could cause uncertainty in the markets and may adversely affect the performance of the global economy. Terrorism and related geopolitical risks, including tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. Likewise, systemic market dislocations of the kind that occurred during the financial crisis in 2008, if repeated, could be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of a Fund’s investments.

Political and diplomatic events within the United States and abroad, such as changes in the U.S. presidential administration and Congress and domestic political unrest, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by government or quasi-governmental organizations.

In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, the execution of ransomware and other cyberattacks, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in stock prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent Market Events | An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has subsequently spread globally. The impact of the outbreak has been rapidly evolving, and the transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, supply chain disruptions, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruptions of and delays in healthcare service preparation and delivery, quarantines and stay-at-home orders, cancellations, widespread business closures and layoffs, service and event cancellations, reductions and other changes, and lower consumer demand, as well as general concern and uncertainty about the state of the global economy. The current pandemic has accelerated trends toward working remotely and online shopping and delivery of services, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an online business model. Certain industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons. Although promising vaccines and boosters have been released, the timeline for these vaccines becoming significantly widespread in many countries to allow the restoration of full economic activity remains uncertain, and the efficacy of these vaccines may be impacted by further pandemic developments. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular issuers, increase the possibility that countries may be unable to make timely payments on their sovereign debt, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems and vaccine delivery systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

The Board of Governors of the Federal Reserve System (also known as “the Fed”) has taken numerous measures to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate and the introduction of several credit and liquidity facilities, and the U.S. federal government has taken steps to stimulate the U.S. economy. The Fed and the U.S. federal government may continue to take steps to address the impact of the pandemic. However, such measures ultimately will depend on agreement among political parties, which is not certain. The likelihood and effect of these and other efforts may not be known for some time, and it is not known whether and to what extent they will be successful.

Decisions by the Fed regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, continue to have a significant impact on securities prices as well as the overall strength of the U.S. economy. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets. Recently, the Fed has signaled that it plans to decrease and unwind its interventions, and the Fed is anticipated to raise interest rates beginning in 2022, in part to address an increase in the annual inflation rate in the U.S., which may adversely affect the present value of a Fund’s assets and distributions. Interest rates have been unusually low in recent years in the U.S. and abroad and are currently at or near historic lows. Central banks reduced rates further to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other policy changes. Future legislative, regulatory and policy changes may impact current international trade deals, result in changes to prudential regulation of certain players in the financial market, and provide significant new investments in infrastructure, the environment, or other areas. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

A rise in protectionist trade policies, slowing global economic growth, risks associated with ongoing trade negotiations with China, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and the ratification of a trade agreement between the United Kingdom and the European Union, the possibility of changes to some international trade agreements, tensions, or open conflict between and among nations, such as between Russia and Ukraine, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements and the broader global economy.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Impacts from climate change may include significant risks to global financial assets and economic growth. A climate-driven increase in sea levels or flooding and/or an increase in powerful windstorms could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. These losses could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.

Currency Risk
A Fund may have exposure to foreign currencies through its investments. Foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, a Fund’s exposure to foreign currencies may reduce the returns of a Fund. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect a Fund’s investments. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency futures and forwards, if used, may not always work as intended, and in specific cases, a Fund may be worse off than if it had not used such instrument(s). In the case of hedging positions, the U.S. dollar or other currency may decline in value relative to the foreign currency that is being hedged and thereby affect a Fund’s investments. There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, a Fund may choose to not hedge its currency risks.

Emerging Markets Risk
When investing in emerging markets, the risks of investing in foreign securities discussed below are heightened. Emerging markets have unique risks that are greater than or in addition to those associated with investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other foreign developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; delays and disruptions in securities settlement procedures; less stringent, or a lack of, uniform accounting, auditing, financial reporting and recordkeeping requirements or standards; less reliable clearance and settlement, registration and custodial procedures; trading suspensions and other restrictions on investment; and significant limitations on investor rights and recourse. The economies and governments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and significantly greater risk to investors. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. There may be less publicly available or less reliable information regarding issuers in emerging markets, which can impede a Fund’s ability to accurately evaluate foreign securities. In certain emerging market countries, fraud and corruption may be more prevalent than in developed market countries, and investor protections may be more limited than those in other countries. It may be difficult to obtain or enforce legal judgments against non-U.S. companies and non-U.S. persons in foreign jurisdictions, through either the foreign judicial system or through a private arbitration process. Additionally, a Fund may experience more volatile rates of return. These matters have the potential to impact a Fund’s investment objective and performance.
Growth Stock Risk
Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The price of a growth company’s stock may fail or not approach the value that has been placed on it. If a growth investment style shifts out of favor based on market conditions and investor sentiment, a Fund could underperform funds that use a value or other non-growth approach to investing or have a broader investment style.

Risks of Investing in Other Investment Companies
Investments in the securities of other investment companies, including exchange-traded funds (“ETFs”) (which may, in turn invest in equities, bonds, and other financial vehicles), may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by the other investment company, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. Investments in other investment companies will subject a Fund to the risks of the types of investments in which the investment companies invest.

As a shareholder, a Fund must rely on the other investment company to achieve its investment objective. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will typically decline, adversely affecting the Fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate a Fund’s holdings of ETF shares at the most optimal time, adversely affecting the Fund’s performance. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.

Japan Investment Risk
A significant portion of a Fund’s total assets may be invested in the securities of Japanese issuers, in accordance with the Fund’s benchmark. Japan, like many Asian countries, is still heavily dependent upon international trade and may be adversely affected by protectionist trade policies, competition from Asia’s other low-cost emerging economies, the economic conditions of its trading partners, the strength of the yen, and regional and global conflicts. The domestic Japanese economy faces several concerns, including large government deficits, a shrinking workforce, and, in some cases, companies with poor corporate governance. Japan has in the past intervened in the currency markets, which could cause the value of the yen to fluctuate sharply and unpredictably. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes and tsunamis. Relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. As a country with few natural resources, Japan is also heavily dependent on oil and other commodity imports, and higher commodity prices could therefore have a negative impact on the Japanese economy. These and other factors could have a negative impact on a Fund’s performance and increase the volatility of an investment in a Fund.

Large-Cap Company Risk
Investments in large-cap companies may underperform other segments of the market, in some cases for extended periods of time, because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes. Large-cap companies generally are expected to be less volatile than companies with smaller market capitalizations. However, large-cap companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion, and may instead focus their competitive efforts on maintaining or expanding their market share.

Liquidity Risk
Liquidity risk is the possibility that a Fund’s securities may have limited marketability, be subject to restrictions on resale, be difficult or impossible to purchase or sell at favorable times or prices, or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a debt security, any of which could have the effect of decreasing the overall level of the Fund’s liquidity. The market prices for such securities may be volatile. An inability to sell a portfolio position can adversely affect a Fund’s NAV or prevent a Fund from being able to take advantage of other investment opportunities. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to a Fund. A Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to a Fund. Market developments may cause a Fund’s investments to become less liquid and subject to erratic price movements. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect a Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. For example, liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates.

Market Timing Risk
Frequent trading by Fund shareholders poses risk to other shareholders in a Fund, including (i) the dilution of a Fund’s NAV, (ii) an increase in a Fund’s expenses, and (iii) interference with a portfolio manager’s ability to execute efficient investment strategies. Because of specific securities a Fund may invest in, it could be subject to the risk of market timing activities by Fund shareholders. Some examples of these types of securities are high-yield, small-cap and foreign securities. Typically, foreign securities offer the most opportunity for these market timing activities. A Fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a Fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in a Fund to take advantage of any price differentials that may be reflected in the NAV of a Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. There is no guarantee that Carillon Tower, as the manager of the Funds, can detect all market timing activities.

Mid-Cap Company Risk
Investments in mid-cap companies generally involve greater risks than investing in large-capitalization companies. Mid-cap companies may have narrower commercial markets and limited managerial and financial resources compared to larger, more established companies. The performance of mid-cap companies can be more volatile, and their stocks less liquid, compared to larger, more established companies, which could increase the volatility of a Fund’s portfolio and performance. Shareholders of a Fund that invests in mid-cap companies should expect that the value of the Fund’s shares will be more volatile than a Fund that invests exclusively in large-cap companies. Generally, the smaller the company size, the greater these risks.

Quantitative Strategy Risk
The success of a Fund’s investment strategy may depend in part on the effectiveness of a subadviser’s quantitative tools for screening securities. Securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis, which could adversely affect their value. A subadviser’s quantitative tools may use factors that may not be predictive of a security’s value, and any changes over time in the factors that affect a security’s value may not be reflected in the quantitative model. The quantitative tools may not react as expected to market events, resulting in losses for a Fund. Data for some companies, particularly non-U.S. companies, may be less available and/or less current than data for other companies. There may also be errors in the computer code for the quantitative model or in the model itself, or issues relating to the computer systems used to screen securities. A subadviser’s stock selection can be adversely affected if it relies on insufficient, erroneous or outdated data or flawed models or computer systems. Additionally, a previously successful strategy may become outdated or inaccurate, which may not be identified by a subadviser and therefore may also result in losses.
Securities Lending Risk
A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent may indemnify the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to a Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

Small-Cap Company Risk
Investments in small-cap companies generally involve greater risks than investing in large-capitalization companies. Companies with smaller market capitalizations generally have lower volume of shares traded daily, less liquid stock and more volatile stock prices. Companies with smaller market capitalizations also tend to have a limited product or service base and limited access to capital. Newer companies with unproven business strategies also tend to be smaller companies. The above factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a Fund’s portfolio and performance. Shareholders of a Fund that invests in small-cap companies should expect that the value of the Fund’s shares will be more volatile than a Fund that invests exclusively in mid-cap or large-cap companies. Generally, the smaller the company size, the greater these risks.

Comparison of Investment Restrictions and Limitations
The investment restrictions and limitations for the Funds are identical.  The fundamental investment policies of each Fund may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund as such term is defined in the Investment Company Act of 1940, as amended (“1940 Act”).  Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Each Fund also has adopted non-fundamental investment policies, which may be changed by the Board without shareholder approval in compliance with applicable law, regulation or regulatory policy.  Each investment restriction and limitation for the Funds may be found in their combined SAI.  Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value of net assets will not result in a violation of such restriction.

Investment Restriction	Carillon ClariVest International Fund	Carillon ClariVest International Stock Fund
Fundamental Investment Policies
Borrowing.	The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	Same.

Commodities.
The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.
Same.
Concentration.
The Fund may not purchase the securities of any issuer (other than tax-exempt securities issued or guaranteed by the U.S. Government, U.S. states, District of Columbia, U.S. territories and possessions, and any of the political subdivisions of the aforementioned entities, as well as securities of other investment companies that provide exposure to such entities and pay “exempt interest dividends”) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.
Same.
Diversification.
Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, each fund may not with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold
Same.

more than 10% of the outstanding voting securities of that issuer.
Loans, Repurchase Agreements and Loans of Portfolio Securities.	The Fund may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	Same.
Real Estate.
The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (1) invest in securities or other instruments directly or indirectly secured by real estate, and (2) invest in securities or other instruments issued by issuers that invest in real estate.
Same.
Senior Securities.	The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	Same.
Underwriting.
The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.
Same.
Non-Fundamental Investment Policies
Investing in Illiquid Securities.
The Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale and including privately placed securities.
Same.
Investing in Investment Companies.	The Fund may invest in securities issued by other investment companies as permitted by the 1940 Act, and the rules thereunder and any exemptive relief.	Same.

Comparative Performance Information
After the Reorganization, the Acquiring Fund will be the accounting survivor.  This means that the Acquiring Fund will retain is historical investment performance and returns.

The bar charts and tables below provide some indication of the risks of investing in the Funds by showing changes in the Funds’ performance from year to year.  The tables show the Funds’ average annual total returns for the past one-year, five-year, ten-year and since inception periods, as applicable, through December 31, 2021, compared to the returns of a broad market benchmark index.  Past performance is not an indication of future performance.

Carillon ClariVest International Fund

The bar chart that follows illustrates annual Fund returns for the Target Fund for the periods ended December 31. On March 1, 2022, ClariVest began managing the Target Fund’s assets. Performance for periods prior to March 1, 2022, reflects the Target Fund’s performance under the management of its prior subadviser. The table that follows compares the Target Fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the Target Fund by demonstrating how its returns have varied over time. The bar chart shows the performance of the Target Fund’s Class I shares from one year to another.

The Class I shares of the Target Fund have adopted the performance history and financial statements of the shares of the Target Fund’s predecessor. Each of the Target Fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. Performance information for the Class RJ RETIREMENT shares of the Target Fund is not provided because the Class RJ RETIREMENT shares had not commenced operations prior to the date of this Information Statement. The Target Fund’s past performance (before and after taxes) is not necessarily an indication of how the Target Fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

Carillon ClariVest International Fund – Calendar Year Total Returns (Class I)

21.28%	13.14%	-4.36%	-4.47%	6.82%	23.40%	-16.89%	27.40%	4.38%	12.76%
2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Best Quarter (% and quarter end date)					Worst Quarter (% and quarter end date)
19.92% (December 31, 2020)					(28.32)% (March 31, 2020)

The calendar year-to-date total return as of March 31, 2022 was [  ]%.

Carillon ClariVest International Fund- Average Annual Total Returns (For the periods ended December 31, 2021)
Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)
Class I – Before Taxes	9/14/93	12.76%	8.99%	7.49%
After Taxes on Distributions		9.23%	6.06%	4.81%
After Taxes on Distributions and Sale of Fund Shares		9.41%	6.66%	5.59%
Class A – Before Taxes	11/20/17	7.08%			4.37%
Class C – Before Taxes	11/20/17	11.57%			4.80%
Class Y – Before Taxes	11/20/17	12.44%			5.58%
Class R-3 – Before Taxes	11/20/17	12.16%			5.32%
Class R-5 – Before Taxes	11/20/17	12.76%			5.90%
Class R-6 – Before Taxes	11/20/17	12.82%			6.01%

Index		1-yr	5-yr	10-yr	Lifetime (From Inception Date of Class A, Class C, Class Y, Class R-3, Class R-5 and Class R-6 Shares)
MSCI EAFE® Index		11.26%	9.55%	8.03%	6.65%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Target Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class I only and after-tax returns for Class A, Class C, Class Y, Class R-3, Class R-5, Class R-6 and Class RJ RETIREMENT will vary. The return after taxes on distributions and sale of Target Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Target Fund shares at the end of the measurement period.

Carillon ClariVest International Stock Fund

The bar chart that follows illustrates annual fund returns for the Acquiring Fund the periods ended December 31. The table that follows compares the Acquiring Fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the Acquiring Fund by demonstrating how its returns have varied over time. The bar chart shows the Acquiring Fund’s Class I share performance from one year to another. Performance information for the Class RJ RETIREMENT shares of the Acquiring Fund is not provided because the Class RJ RETIREMENT shares had not commenced operations prior to the date of this Information Statement.  The Acquiring Fund’s past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

Carillon ClariVest International Stock Fund – Calendar Year Total Returns (Class I)

-3.48%	5.88%	-2.42%	27.56%	-17.85%	18.66%	2.93%	17.83%
2014	2015	2016	2017	2018	2019	2020	2021
Best Quarter (% and quarter end date)				Worst Quarter (% and quarter end date)
14.21% (June 30, 2020)				(23.50)% (March 31, 2020)

The calendar year-to-date total return as of March 31, 2022 was [  ]%.

Carillon ClariVest International Stock Fund- Average Annual Total Returns (For the periods ended December 31, 2021)
Share Class	Inception Date	1-yr	5-yr	Lifetime (if less than 10 yrs)
Class I – Before Taxes	2/28/13	17.83%	8.56%	6.77%
After Taxes on Distributions		17.33%	8.13%	6.13%
After Taxes on Distributions and Sale of Fund Shares		10.91%	6.71%	5.25%
Class A – Before Taxes	2/28/13	11.91%	7.17%	5.79%
Class C – Before Taxes	2/28/13	16.62%	7.42%	5.55%
Class Y – Before Taxes	11/20/17	17.51%		4.65%
Class R-3 – Before Taxes	2/28/13	17.10%	7.94%	6.15%
Class R-5 – Before Taxes	2/28/13	17.89%	8.54%	6.75%
Class R-6 – Before Taxes	2/28/13	17.97%	8.66%	6.87%

Index	1-yr	5-yr	Lifetime (From Inception Date of Class Y Shares)	Lifetime (From Inception Date of Class A, Class C, Class I, Class R-3, Class R-5 and Class R-6 Shares)
MSCI EAFE® Index	11.26%	9.55%	6.65%	6.67%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Acquiring Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class I only and after-tax returns for Class A, Class C, Class Y, Class R-3, Class R-5, Class R-6 and Class RJ RETIREMENT will vary. The return after taxes on distributions and sale of Acquiring Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Acquiring Fund shares at the end of the measurement period.

Capitalization
The following table shows the capitalization of the Target Fund and the Acquiring Fund as of [February 28, 2022] and of the Acquiring Fund on a pro forma combined basis as of that date, after giving effect to the Reorganization.  The table is for informational purposes only.  The capitalization of the Funds is likely to be different on the Closing Date due to purchase and redemption activity in the Funds.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Carillon ClariVest International Fund – Class A	$969,816.89	$16.79	57,752.136
Carillon ClariVest International Stock Fund – Class A	$3,648,721.51	$19.94	182,949.303
Adjustments (a),(b)	$0.00	$0.00	(9,079.654)
Pro forma Carillon ClariVest International Stock Fund – Class A (After Reorganization)	$4,618,538.40	$19.94	231,621.785

Carillon ClariVest International Fund – Class C	$122,697.77	$16.60	7,391.316
Carillon ClariVest International Stock Fund – Class C	$1,755,172.00	$19.59	89,616.834
Adjustments (a),(b)	$0.00	$0.00	(1,149.560)
Pro forma Carillon ClariVest International Stock Fund – Class C (After Reorganization)	$1,877,869.77	$19.59	95,858.590

Carillon ClariVest International Fund – Class I	$432,832,251.98	$16.95	25,528,491.903
Carillon ClariVest International Stock Fund – Class I	$10,868,821.89	$19.90	546,284.849
Adjustments (a),(b)	$0.00	$0.00	(3,778,240.377)
Pro forma Carillon ClariVest International Stock Fund – Class I (After Reorganization)	$443,701,073.87	$19.90	22,296,536.375

Carillon ClariVest International Fund – Class Y	$20,802.16	$16.86	1,233.562
Carillon ClariVest International Stock Fund – Class Y	$14,373.18	$19.84	724.343
Adjustments (a),(b)	$0.00	$0.00	(184.954)

Pro forma Carillon ClariVest International Stock Fund – Class Y (After Reorganization)	$35,175.34	$19.84	1,772.951

Carillon ClariVest International Fund – Class R-3	$11,732.36	$16.85	696.076
Carillon ClariVest International Stock Fund – Class R-3	$159,093.92	$19.83	8,021.499
Adjustments (a),(b)	$0.00	$0.00	(103.037)
Pro forma Carillon ClariVest International Stock Fund – Class R-3 (After Reorganization)	$170,826.28	$19.83	8,614.538

Carillon ClariVest International Fund – Class R-5	$12,011.21	$16.96	708.335
Carillon ClariVest International Stock Fund – Class R-5	$4,256.99	$19.92	213.738
Adjustments (a),(b)	$0.00	$0.00	(105.396)
Pro forma Carillon ClariVest International Stock Fund – Class R-5 (After Reorganization)	$16,268.20	$19.92	816.677

Carillon ClariVest International Fund – Class R-6	$3,083,013.17	$16.94	182,042.055
Carillon ClariVest International Stock Fund – Class R-6	$14,374,062.77	$19.96	720,196.525
Adjustments (a),(b)	$0.00	$0.00	(27,635.577)
Pro forma Carillon ClariVest International Stock Fund – Class R-6 (After Reorganization)	$17,457,075.94	$19.96	874,603.003

Carillon ClariVest International Fund – Class RJ RETIREMENT (c)	N/A	N/A	N/A
Carillon ClariVest International Stock Fund – Class RJ RETIREMENT (c)	N/A	N/A	N/A
Adjustments	N/A	N/A	N/A
Pro forma Carillon ClariVest International Stock Fund – Class RJ RETIREMENT (After Reorganization) (c)	N/A	N/A	N/A
(a)

No NAV adjustments were made because net assets will transfer over to the pro forma Carillon ClariVest International Stock Fund at the Carillon ClariVest International Stock Fund’s NAV at the time of the Reorganization.

(b)
The costs of the Reorganization to be allocated to the Carillon ClariVest International Stock Fund are not shown as an adjustment because, as a result of the expense limitation arrangement in effect for the Carillon ClariVest International Stock Fund, those costs are ultimately expected to be borne by Carillon Tower.

(c)
The RJ RETIREMENT share class for each the Carillon ClariVest International Fund and Carillon ClariVest International Stock Fund had not yet commenced operations as of February 28, 2022 and therefore is not shown in the table above.  As of the date of this filing there were no assets in the Class RJ RETIREMENT share class of either Fund.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION
Terms of the Reorganization Plan
The terms and conditions under which the Reorganization will be completed are contained in the Reorganization Plan.  The following summary thereof is qualified in its entirety by reference to the Reorganization Plan, a copy of the form of which is attached to this Information Statement as Appendix A.

The Reorganization Plan provides for the Reorganization to occur on or about July 16, 2022.  The Reorganization Plan provides that, in the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund at the close of business (or other time determined by the Trust) on the Closing Date.  In exchange for that transfer of assets, the Acquiring Fund will simultaneously (1) issue the number of full and fractional Class A, Class C, Class I, Class Y, Class R-3, Class R-5, Class R-6 and Class RJ RETIREMENT shares of the Acquiring Fund equal in aggregate value to the Target Fund’s aggregate NAV (i.e., the value of the transferred assets less the amount of the Target Fund’s liabilities) attributable to the Class A, Class C, Class I, Class Y, Class R-3, Class R-5, Class R-6 and Class RJ RETIREMENT shares of the Target Fund on the Closing Date and (2) assume all of the liabilities of the Target Fund.  Immediately thereafter, the Target Fund will distribute the Class A, Class C, Class I, Class Y, Class R-3, Class R-5, Class R-6 and Class RJ RETIREMENT Shares of the Acquiring Fund to the Target Fund’s shareholders as of the close of business on the Closing Date, by the Trust’s transfer agent establishing accounts on the Acquiring Fund’s share records in the names of those shareholders (except shareholders in whose names accounts thereon already exist) and crediting each shareholder’s newly opened (or pre-existing) account with the respective pro rata number of full and fractional Class A, Class C, Class I Class Y, Class R-3, Class R-5, Class R-6 and Class RJ RETIREMENT shares of the Acquiring Fund due the shareholder, in complete liquidation (for federal tax purposes) of the Target Fund.  As a result, immediately after the Reorganization, those shareholders of the Target Fund’s Class A, Class C, Class I, Class Y, Class R-3, Class R-5, Class R-6 and Class RJ RETIREMENT shares will own Class A, Class C, Class I, Class Y, Class R-3, Class R-5, Class R-6 and Class RJ RETIREMENT shares, as applicable, of the Acquiring Fund having an aggregate value equal to the aggregate value of his or her Target Fund shares held immediately prior to the Reorganization.  No sales charges will be imposed in connection with the receipt of Acquiring Fund shares by shareholders of a Target Fund.  Shares will be held in book entry form only.  Paper certificates will not be issued.  After such distribution, the Trust will take all necessary steps to effect a complete dissolution of the Target Fund (which will be treated as a complete liquidation thereof for federal tax purposes, within the meaning of applicable regulations).
Until the day prior to the Closing Date, shareholders of the Target Fund will continue to be able to redeem their Target Fund shares at the NAV per share next determined after the receipt by the transfer agent of a redemption request in prior form.  Redemption requests received by the transfer agent on or after the Closing date will be treated as requests received for the redemption of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization.  After the Reorganization, all of the issued and outstanding Class A, Class C, Class I, Class Y, Class R-3, Class R-5, Class R-6 and Class RJ RETIREMENT shares of the Target Fund will be canceled on the Target Fund’s shareholder records, which will be permanently closed.  Target Fund shareholders will be free to redeem the Class A, Class C, Class I, Class Y, Class R-3, Class R-5, Class R-6 and Class RJ RETIREMENT shares of the Acquiring Fund that they receive in the Reorganization at their then-current NAV.  Shareholders of the Target Fund may wish to consult their tax advisers as to any different consequences of redeeming their Target Fund shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.
The Reorganization Plan may be terminated or delayed and may be abandoned or postponed by the Board at any time before the Closing Date, if circumstances develop that, in the Board’s judgment, make proceeding with the Reorganization inadvisable for either Fund.  The completion of the Reorganization is subject to a number of conditions, including the receipt of a legal opinion from counsel to the Trust with respect to certain tax matters (see “Federal Income Tax Consequences of the Reorganization”) below.  In addition, the Reorganization Plan requires that the Target Fund will have distributed by the Closing Date substantially all of its taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for all federal income tax periods through the Closing Date so that the Target Fund will have not federal income or excise tax liability at the time of its Reorganization.  In the event that the Target Fund must make a distribution to its shareholders by the Closing Date of all undistributed net income and net capital gains, including net capital gains realized by the Target Fund, if any, in connection with certain changes made to its portfolio following the change of its portfolio management to ClariVest on March 1, 2022, such distribution will be taxable to shareholders as ordinary income and/or long-term capital gain depending on the Target Fund’s holding period for such assets, unless shareholders hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.  Assuming satisfaction of the conditions in the Reorganization Plan, the Closing Date of the Reorganization is expected to be on or about July 16, 2022, or another date determined by the Trust.
Subject to the fee waiver and/or reimbursement agreement between the Trust, on behalf of the Funds, and Carillon Tower, the Acquiring Fund will pay all fees and expenses of the Reorganization, including, but not limited to, audit fees, legal fees and USB project costs. To the extent these expenses exceed the Funds’ respective expense caps, Carillon Tower will bear these expenses.  The costs of transitioning the Target Fund’s portfolio following ClariVest’s assumption of day to day portfolio management responsibilities for the Target Fund on March 1, 2022 were borne by the Target Fund.
Description of the Securities to Be Issued
In accordance with the procedures provided for in the Reorganization Plan, the shareholders of the Target Fund will receive shares of the same class with the same aggregate value of the Acquiring Fund that the shareholder holds in the Target Fund immediately prior to the Reorganization, as set forth below:
Target Fund	Acquiring Fund
Class A shares	Class A shares
Class C shares	Class C shares
Class I shares	Class I shares
Class Y shares	Class Y shares
Class R-3 shares	Class R-3 shares
Class R-5 shares	Class R-5 shares
Class R-6 shares Class RJ RETIREMENT shares	Class R-6 shares Class RJ RETIREMENT shares

Shares of the Acquiring Fund issued to the shareholders of the Target Fund pursuant to the Reorganization Plan will be duly authorized, validly issued, fully paid and non-assessable when issued and will be transferable without restriction and will have no preemptive or conversion rights.  Shares will be sold and redeemed based upon their NAV next determined after receipt of the purchase or redemption request, as described in Appendix C to this Information Statement.
Board Considerations
The Board met on November 19, 2021 to consider the Reorganization. Based upon the recommendation of Carillon Tower, the Board’s evaluation of the relevant information prepared by Carillon Tower and presented to the Board in advance of the meeting, and in light of its fiduciary duties, the Board, including all of the trustees who are not “interested persons” of the Trust under the 1940 Act, unanimously determined that the Reorganization is in the best interests of the Target Fund, the Acquiring Fund and their respective shareholders and that the interests of existing Target Fund and Acquiring Fund shareholders will not be diluted as a result of the Reorganization.

In approving the Reorganization, the Board recognized that Carillon Tower considered various alternatives to the Reorganization.  The Board considered the terms of the Reorganization and determined that the Reorganization would provide Target Fund shareholders with the options of (1) continuing to pursue their investment objective through a combined larger fund that pursues an identical investment objective on a tax-free basis or (2) for any shareholders who did not wish to participate in the Reorganization, redeeming their investment in the Target Fund or exchanging their Target Fund shares for shares of another fund in the Carillon Family of Funds, which might have tax consequences for them.  The Board also considered that liquidating and terminating the Acquiring Fund might have adverse tax consequences for its shareholders.  The Board further considered that Target Fund shareholders were free to redeem their shares at any time before or after the Reorganization.

In approving the Reorganization, the Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive.  The determinations were made on the basis of the business judgment of the Board after consideration of all of the factors taken as a whole, though individual members of the Board may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The Terms and Conditions of the Reorganization.  The Board considered the terms of the Reorganization Plan, and, in particular, that the transfer of the assets of the Target Fund will be in exchange for classes of shares of the Acquiring Fund and the Acquiring Fund’s assumption of all liabilities of the Target Fund.  The Board also considered the fact that no sales charges would be imposed in connection with the Reorganization.  In addition, the Board noted that pursuant to the Reorganization Plan, each Target Fund shareholder would receive the aggregate value of shares of the corresponding class(es) of the Acquiring Fund as the aggregate value of shares of the class(es) of the Target Fund that the shareholder holds immediately prior to the Reorganization. As a result, the Board considered that the interests of each Fund’s shareholders would not be diluted as a result of the Reorganization.

Investment Objectives, Policies and Limitations and Continuity of Subadvisers. The Board considered that, at the time of the Reorganization, the Funds would have the same investment objective, the same policy of investing 80% of their net assets in equity securities of companies economically tied to countries outside of the U.S., and the same investment strategies and risks.  The Board also considered that the Funds’ fundamental investment restrictions also would be identical.
The Board considered that, after the Reorganization, the Target Fund and Acquiring Fund each would continue to pursue its current investment objective and investment strategy.  The Board also considered that it had approved the appointment of ClariVest as the subadviser to the Target Fund, effective March 1, 2022, and the same portfolio managers that serve as the portfolio managers of the Target Fund would continue to manage the Acquiring Fund after the Reorganization.

Comparison of Fund Performance. The Board considered that the Class I shares of the Acquiring Fund generally have stronger overall performance and peer group rankings than the Class I shares of the Target Fund.  The Board also considered that the Class I shares of the Acquiring Fund have an overall five-star Morningstar, Inc. (“Morningstar”) rating, whereas the Class I shares of the Target Fund have an overall two-star Morningstar rating. The Board considered that the Acquiring Fund will be the accounting survivor of the Reorganization.  This means that the Acquiring Fund will retain its historical investment performance and returns.

Net Assets and Portfolio Composition.  The Board considered that, as of September 30, 2021, the asset size of the Target Fund and the Acquiring Fund were approximately $479.41 million and $11.37 million, respectively, with a combined Fund size of approximately $490.78 million after the Reorganization.

Relative Expense Ratios and Continuation of Waiver Agreements.  The Board reviewed information regarding comparative expense ratios.  The Board considered the fact that, effective March 1, 2022, Carillon Tower had contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the Funds to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 28, 2023 as follows:

Contractual Expense Limitations
Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
1.25%	2.00%	0.95%	1.25%	1.50%	0.95%	0.85%

The Board considered that the proposed fee waiver and/or expense limitation agreement for each Fund’s Class RJ RETIREMENT shares, which would be offered effective March 1, 2022, would be the same for the Funds.

The Board considered that, effective March 1, 2022, the contractual management fee rate and subadvisory fee rate schedules for the Funds would be identical, as a breakpoint would be added to the contractual management fee rate and subadvisory fee rate for the Acquiring Fund to match those of the Target Fund.

Economies of Scale.  The Board considered that, after giving effect to the Reorganization, the Acquiring Fund may achieve economies of scale in connection with an increase in its asset size.

Benefits to Carillon Tower and ClariVest. The Board considered Carillon Tower’s representation that the Reorganization is in the best interests of both the Target Fund and the Acquiring Fund and their respective shareholders as it will enhance the size of the Acquiring Fund with the potential to result in lower expenses for shareholders of both Funds over time.  The Board also considered that Carillon Tower and its affiliates will benefit from a streamlined fund lineup as the Reorganization would reduce the number of international fund products in the Carillon Family of Funds.  In addition, the Board considered that the Acquiring Fund currently was not profitable, but that the Reorganization would increase the asset size of the Acquiring Fund to a point that it would be eligible for offering on financial intermediary platforms, potentially increasing its profitability. The Board considered that the Reorganization would eliminate the costs of running the Target Fund and reduce the related fee waivers provided by Carillon Tower.

The Board considered that, although the share classes of the Acquiring Fund are expected to continue to operate above their respective expense cap limits after the Reorganization, the eligibility of the Acquiring Fund to be included on intermediary platforms creates the potential for an increase in assets that potentially could lower the Acquiring Fund’s expenses below the respective expense cap limits of each share class in the future.

Tax Consequences.  The Board considered that the Reorganization is expected to be free from adverse federal income tax consequences for each Fund and its respective shareholders.

Expenses Relating to Reorganization. The Board considered that the Acquiring Fund will pay all fees and expenses of the Reorganization, including, but not limited to, audit fees, legal fees and USB project costs. The Board considered that portfolio transition costs incurred in connection with the assumption of subadvisory responsibilities by ClariVest on March 1, 2022 would be paid by the Target Fund.  The Board also considered that costs associated with the Reorganization would be subject to the fee waiver and/or expense reimbursement agreement between the Trust, on behalf of the Funds, and Carillon Tower.

Other Alternatives.  The Board considered the alternatives to the Reorganization that were identified by Carillon Tower.  After considering the merits and viability of these other alternatives, the Board agreed with Carillon Tower’s assessment that the possible alternatives, including liquidation of the Acquiring Fund, were less desirable than the Reorganization.

Federal Income Tax Consequences of the Reorganization
The exchange of the Target Fund’s assets solely for the corresponding Acquiring Fund’s shares and the latter’s assumption of the Target Fund’s liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (“Code”).  As a condition to consummation of the Reorganizations, each Fund will receive an opinion from K&L Gates LLP, the Trust’s counsel (“Opinion”), substantially to the effect that – based on the facts and assumptions stated therein and conditioned on the representations and warranties made in the Reorganization Plan and in separate letters, if requested, addressed to the Trust’s counsel being true and complete immediately after the close of business on the Closing Date (“Effective Time”) and consummation of the Reorganization in accordance with the Reorganization Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that Acquiring Trust’s counsel has not approved) – for federal income tax purposes:
(a)
The Acquiring Fund’s acquisition of the Target Fund’s assets in exchange solely for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities, followed by the Target Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares and in complete liquidation of the Target Fund, will qualify as a “reorganization” (as defined in section 368(a)(1)(D)), and each Fund will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(b)
 The Target Fund will recognize no gain or loss on the transfer of its assets to the  Acquiring Fund in exchange solely for the Acquiring Fund’s shares and its assumption of the Target Fund’s liabilities or on the subsequent distribution of those shares to the Target Fund’s shareholders in exchange for their Target Fund shares;

(c)	The Acquiring Fund will recognize no gain or loss on its receipt of the Target Fund’s assets in exchange solely for the Acquiring Fund’s shares and its assumption of the Target Fund’s liabilities;
(d)
The Acquiring Fund’s basis in each asset it receives from the Target Fund will be the same as the Target Fund’s basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Target Fund’s holding period therefor (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period);

(e)	A Target Fund shareholder will recognize no gain or loss on the exchange of all its Target Fund shares solely for the Acquiring Fund’s shares pursuant to the Reorganization; and
(f)
A Target Fund shareholder’s aggregate basis in the corresponding Acquiring Fund’s shares it receives in the  proposed Reorganization will be the same as the aggregate basis in its Target Fund shares it actually or constructively surrenders in exchange for those Acquiring Fund shares, and its holding period for those

Acquiring Fund shares will include, in each instance, its holding period for those Target Fund shares, provided the shareholder holds them as capital assets at the Effective Time.
Notwithstanding clauses (b) and (d), the Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Target Fund shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof under a mark-to-market system of accounting.

A Fund’s ability to carry forward capital losses, if any, and to use them to offset future gains may be limited as a result of the Reorganization. “Pre-acquisition losses” of either the Target Fund or the Acquiring Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become subject to limitations on their use to offset gains of the combined Fund. Additionally, if one Fund has net unrecognized gains above a certain threshold as of the date of the Reorganization (“built-in gains”), the other Fund’s pre-Reorganization losses cannot be used to offset such built-in gains if they are recognized during the five-year period beginning on the date of the Reorganization.

In addition, the Reorganization will result in the spreading of tax benefits and tax costs across the larger shareholder base of the combined Fund. On the one hand, the shareholders of the Target Fund will receive a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Target Fund may receive larger taxable distributions than they would have had the Reorganization not occurred. Additionally, any pre-acquisition losses of the Target Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset post-Reorganization capital gains otherwise distributed to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to the Target Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred. On the other hand, any pre-acquisition losses of the Acquiring Fund remaining after the operation of the limitation rules described above will be available to offset capital gains of the combined Fund realized after the Reorganization other than Target Fund built-in gains (as set forth above), potentially resulting in a tax benefit to the Target Fund shareholders.

Rights of Shareholders of the Funds
The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company.  The Target Fund and the Acquiring Fund are separate series of the Trust.  The Trust’s Agreement and Declaration of Trust (“Declaration of Trust”) authorizes the Board to issue shares in different series and classes. In addition, the Declaration of Trust authorizes the Board to name the rights and preferences of the shareholders of each series and class.  The Trust may issue an unlimited number of authorized shares of beneficial interest.  The Declaration of Trust provides that the Board may, without shareholder approval, reorganize any series of the Trust into another business entity, including another series of the Trust, so long as such business entity is an investment company registered under the 1940 Act, and the series receive adequate consideration as determined by the Board.

The Trust’s operations are governed by its Declaration of Trust and By-laws and applicable Delaware law.  The operations of the Trust are also subject to the provisions of the 1940 Act and the rules and regulation thereunder.  The chart below describes some of your rights as either a Target Fund or Acquiring Fund shareholder.

Category	Target Fund and Acquiring Fund
Par Value	Each share has no par value.
Preemptive Rights	None.
Preference	None.
Appraisal Rights	None.
Conversion Rights	None.
Exchange Rights (not including the right to exchange among Funds)	None.

Shareholder Rights
Shares shall be deemed to be personal property giving only the rights provided in this Declaration of Trust.  No rights or title in any assets of any series or the Trust generally, or right to call for a partition or division of the same or for an accounting, or under contracts entered into by the Trust.

Personal Liability of Shareholders	None.
Annual Meetings	No annual meetings unless required by law.
Right to Call Meeting of Shareholders	Shall be called upon request of shareholders owning at least 25% of shares entitled to vote.
Notice of Meetings	Provided personally, by mail or by other written or electronic communication at least 15 days prior to the meeting and not more than 120 days prior to the meeting.
Record Date for Meetings	Trustees may fix in advance a date not more than 120 days before the meeting.
Election of Trustees	Requires plurality.
Adjournment of Meetings	The chairman of the meeting.
Removal of Trustees by Shareholders	May be removed at a shareholder meeting by a vote of shareholders owning at least two-thirds of the outstanding shares of the Trust.
Shareholder Derivative Lawsuits
Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the Trustees, and generally at least 10% of shareholders must join the request for the Trustees to commence the action. The Trustees may review and reject the demand after evaluation. Such limitations do not apply to claims asserted under the federal securities laws to the extent that any such federal laws, rules or regulations do not permit such application.

Tax Information

The dividends you receive from a Fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS
Service Providers
The Adviser
Carillon Tower, located at 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser and administrator for the Funds. Carillon Tower manages, supervises and conducts the business and administrative affairs of the Funds. Carillon Tower is a wholly owned subsidiary of Raymond James Financial, Inc. (“RJF”) which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. As of December 31, 2021, Carillon Tower and its investment management affiliates collectively had approximately $77.2 billion in assets under management.

Carillon Tower is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. On behalf of each Fund, an exemption from registration or regulation as a commodity pool operator under the Commodity Exchange Act has been claimed with the Commodity Futures Trading Commission (“CFTC”) and Carillon Tower is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8) with respect to the Funds.

Management and Administrative Fees
The basis for the Board’s approval of the Investment Advisory Agreement with Carillon Tower with respect to the Funds is contained in the Funds’ annual report for the 12 month period ended October 31, 2021.

Each Fund pays a fee to Carillon Tower for management services.  Each Fund’s Investment Advisory Agreement with Carillon Tower provides for the Fund to pay Carillon Tower an annualized fee equal to 0.70% on the first $1 billion of the Fund’s average daily net assets and 0.60% on the average daily net assets over $1 billion.  Carillon Tower, in turn, will pay a fee to ClariVest for serving as subadviser equal to the fee schedules set forth in the preceding sentence.

The table below contains the effective investment advisory fee rate for the last fiscal year for each Fund as a percentage of each Fund’s average daily net assets, which takes into account breakpoints, as applicable. As the Funds have breakpoints in their fee rate, the advisory fee rate will decline as assets increase.

Fee Rates Charged
Fund	Contractual Rate	Waivers	Aggregate Rate
Carillon ClariVest International Fund	0.70%	-0.04%	0.66%
Carillon ClariVest International Stock Fund	0.70%	-0.70%	0.00%

The Funds have each entered into an Administration Agreement with Carillon under which each Fund pays Carillon for various administrative services at a rate of 0.10% of the average daily net assets for all share classes.
Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the Funds to the extent that annual operating expenses of each class exceed a percentage of the class’s average daily net assets through February 28, 2023, with respect to the Target Fund, and for at least two years from the Closing Date of the Reorganization, with respect to the Acquiring Fund, as follows:

	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Carillon ClariVest International Fund	1.25%	2.00%	0.95%	1.25%	1.50%	0.95%	0.85%
Carillon ClariVest International Stock Fund	1.25%	2.00%	0.95%	1.25%	1.50%	0.95%	0.85%

For each Fund, the expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. With respect to Class RJ RETIREMENT shares, Carillon Tower has contractually agreed to waive and/or reimburse all investment advisory, administrative, distribution, shareholder servicing or any other fees and expenses otherwise payable to Carillon Tower and its affiliates through at least February 28, 2023, with respect to the Target Fund, and for at least two years from the Closing Date of the Reorganization, with respect to the Acquiring Fund,.
The contractual fee waivers can be changed only with the approval of a majority of the Board. For each class other than the Class RJ RETIREMENT shares, reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to recoupment by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fund recoupment.

The amount of the subadvisory fee paid by Carillon Tower to ClariVest is reduced by the amount of the fees waived and/or expenses reimbursed by Carillon Tower and Carillon Tower provides to ClariVest any recoupment that Carillon Tower receives from the Funds.
The Subadviser
Carillon Tower has selected ClariVest as a subadviser to provide investment advice and portfolio management services to the Funds.  ClariVest’s address is 3611 Valley Centre Drive, Suite 100, San Diego, CA 92130.

Carillon Tower has entered into agreements with ClariVest, pursuant to which ClariVest receives an annualized subadvisory fee from Carillon Tower equal to 0.70% on the first $1 billion of the Fund’s average daily net assets, and 0.60% on the average daily net assets over $1 billion.

Information about the portfolio managers who are primarily responsible for overseeing the Funds’ investments is discussed in “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers” above.  The Funds’ SAI, dated March 1, 2022, which is incorporated by reference into this Information Statement, provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Funds.

The Funds currently operate in a multi-manager structure pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”). The order permits Carillon Tower, subject to certain conditions, to enter into new or modified subadvisory agreements with existing or new subadvisers without the approval of fund shareholders, but subject to approval by the Board. Carillon Tower has the ultimate responsibility for overseeing the Funds’ subadvisers and recommending their hiring, termination and replacement, subject to oversight by the Board. The order also grants Carillon Tower and the Funds relief with respect to the disclosure of the advisory fees paid to individual subadvisers in various documents filed with the SEC and provided to shareholders. Pursuant to this relief, the Funds may disclose the aggregate fees payable to Carillon Tower and wholly-owned subadvisers and the aggregate fees payable to unaffiliated subadvisers and subadvisers affiliated with Carillon Tower or RJF, other than wholly-owned subadvisers.

If a Fund relies on the order to hire a new subadviser, the Fund will provide shareholders with certain information regarding the subadviser within 90 days of hiring the new subadviser, as required by the order.  Consistent with a position of the SEC staff, because you are receiving this Information Statement with respect to the Reorganization within this 90-day period, no separate information statement is being provided with respect to the appointment of ClariVest as subadviser to the Target Fund.

In the future, Carillon Tower may propose the addition of one or more additional subadvisers, subject to approval by the Board and, if required by the 1940 Act, or any applicable exemptive relief, Fund shareholders. The Funds’ Prospectus will be supplemented if additional investment subadvisers are retained or the contract with any existing subadviser is terminated.

Distributor, Transfer Agent, and Custodian
Carillon Fund Distributors, Inc.® (“Distributor”), a subsidiary of Eagle Asset Management, Inc., a subsidiary of Carillon Tower, serves as the distributor of the Funds. The Distributor may compensate other broker-dealers to promote sales of fund shares. The Distributor’s role is that of an underwriter and it serves only as an agent for accepting shareholder instructions and does not maintain brokerage accounts for any shareholders.
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, is the Funds’ transfer agent.  U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Funds’ assets. The custodian also provides portfolio accounting and certain other services for the Funds.

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 4040 W. Boy Scout Boulevard, Suite 1000, Tampa, Florida, 33607, is the independent registered public accounting firm for the Funds.

Rule 12b-1 Distribution Plan

The Funds have adopted a distribution plan for each share class under Rule 12b-1. The distribution plans allow the Funds to pay distribution and service fees for the sale of shares and for services provided to shareholders. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Under the Funds’ distribution plan, the Funds are authorized to pay a maximum distribution and service fee of up to 0.35% of average daily assets on Class A shares. The Board has approved a current fee of 0.25% on Class A shares. Also, under the Fund’s distribution plan, the Funds are authorized to pay a maximum distribution and service fee of up to 1.00% of average daily net assets on Class C shares, 0.25% of average daily net assets on Class Y shares and 0.50% of average daily net assets on Class R-3 shares. The Board has approved current fees of 1.00% on Class C shares, 0.25% on Class Y shares and 0.50% on Class R-3 shares, respectively.

The Funds currently do not incur any direct distribution expenses related to Class I, Class R-5, Class R-6 or Class RJ RETIREMENT shares. However, Carillon Tower or any third party may make payments for the sale and distribution of Class I, Class R-5, Class R-6 or Class RJ RETIREMENT shares from its own resources.

Payments to Financial Intermediaries

Carillon Tower, the Distributor or one or more of their corporate affiliates (“Affiliate” or “Affiliates”) make cash payments or waive or reimburse costs to financial intermediaries in connection with the promotion and sale of shares of the Funds. Carillon Tower or the Distributor also make cash payments or waive or reimburse costs to one or more of its Affiliates. Cash payments, waivers or reimbursements include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. Carillon Tower or its Affiliates make these payments from their own resources, not out of fund assets (i.e., without additional cost to the Funds or their shareholders), and the Distributor generally makes such payments from the retention of underwriting concessions or 12b-1 fees. The Board, Carillon Tower or its Affiliates may terminate or suspend payments or waivers or reimbursements of costs at any time. In this context, the term “financial intermediaries” includes any broker, dealer, bank (including bank trust departments), trust company, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration, trust processing or similar agreement with Carillon Tower, the Distributor and/or an Affiliate.

Carillon Tower or its Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased fund expenses. Carillon Tower and its Affiliates make these payments out of their own resources, including from the profits derived from management or other fees received from the Funds. The benefits that Carillon Tower and its Affiliates receive when these payments are made include, among other things, placing the Funds on the financial adviser’s fund sales system, possibly placing the Funds on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Carillon Tower and its Affiliates compensate financial intermediaries differently depending on the level and/or type of considerations provided by the financial intermediary. The revenue sharing payments Carillon Tower or its Affiliates make may be calculated on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (“Asset-Based Payments”). Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. The revenue sharing payments Carillon Tower or its Affiliates make may be also calculated on sales of new shares in the Funds attributable to a particular financial intermediary (“Sales-Based Payments”). Sales-Based Payments may create incentives for the financial intermediary to, among other things, sell more shares of a particular fund or to switch investments between funds frequently.

Carillon Tower or its Affiliates also make other payments to certain financial intermediaries for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges, cash sweep payments, or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which Carillon Tower’s or its Affiliates’ personnel may make presentations on the Funds to the financial intermediary’s sales force and clients). Financial intermediaries may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. An Affiliate also makes payments to financial intermediaries for these services, to the extent that these services replace services that would otherwise be provided by the Funds’ transfer agent or otherwise would be a direct obligation of the Funds. The Funds, subject to limits authorized by the Board, reimburse the Affiliate for these payments as transfer agent out-of-pocket expenses.

Payments from Carillon Tower or its Affiliates to financial intermediaries may also include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of the funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of shares may create an incentive for an intermediary to promote or favor certain share classes of the funds.

Carillon Tower and its Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Carillon Tower and its Affiliates benefit from the incremental management and other fees paid to Carillon Tower and its Affiliates by the Funds with respect to those assets. The funds may reimburse Carillon Tower for making payments to financial intermediaries for certain sub-transfer agency and shareholder services, subject to limits established by the Board of Trustees.

In certain cases, these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees and/or commissions other than those disclosed in this Information Statement. You can ask your financial intermediary about any payments it receives from Carillon Tower or its Affiliates or the Funds, as well as about fees and/or commissions it charges.

The Funds do not pay any distribution, shareholder servicing, sub-transfer agency or administrative fees to financial intermediaries on Class R-6 or Class RJ RETIREMENT shares.

Additional Information
For additional information regarding your investment in the Acquiring Fund (and other funds in the Carillon Family of Funds), including: (1) purchase, exchange and redemption information; (2) valuation of Acquiring Fund shares; (3) account and transaction policies; and (4) information regarding dividends, other distributions and taxes, please see Appendix C.

FINANCIAL HIGHLIGHTS
For the financial highlights tables of the Funds see “Financial Highlights” in Appendix D.  The information in the financial highlights has been derived from, and should be read in conjunction with, the financial statements of the Funds and the notes thereto included in the Funds’ Annual Report for the fiscal year ended October 31, 2021.
*          *          *          *

APPENDIX A
PLAN OF REORGANIZATION AND TERMINATION

THIS PLAN OF REORGANIZATION AND TERMINATION (“Plan”) is adopted by CARILLON SERIES TRUST, a Delaware statutory trust (“Trust”), on behalf of its segregated portfolio of assets (“series”), Carillon Scout International Fund (the “Target”), and on behalf of its series, Carillon ClariVest International Stock Fund (the “Acquiring Fund”; and each of the Target and Acquiring Fund is sometimes referred to herein as a “Fund.”)  Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, actions, and obligations (collectively, “Obligations”) of and by each Fund contained herein shall be deemed to be Obligations of, and all rights and benefits created hereunder in favor of each Fund shall inure to and be enforceable by, the Trust acting on its behalf, and (2) in no event shall any other series of the Trust or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or the Trust of its Obligations set forth herein.

The Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, (2) is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company, which registration is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A.  Each Fund is a duly established and designated series thereof.

The Trust wishes to effect a reorganization, as described in section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Plan to be, and adopts it as, a “plan of reorganization” (within the meaning of the regulations under the Code (“Regulations”)).  The reorganization will consist of (1) the transfer of all of the Target’s assets to the Acquiring Fund in exchange solely for the issuance to the Target of shares of beneficial interest (“shares”) in the Acquiring Fund and the Acquiring Fund’s assumption of all of that Target’s liabilities, (2) the distribution of those shares pro rata to the Target’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) the Target’s termination as a series of the Trust and dissolution under Delaware law (all the foregoing transactions involving each Target and its corresponding Acquiring Fund being referred to herein collectively as a “Reorganization”), all on the terms and conditions set forth herein. The Reorganization is being undertaken for bona fide business purposes and not a purpose to avoid federal income tax.

The Trust’s Agreement and Declaration of Trust (“Declaration”) permits it to vary its shareholders’ investment.  The Trust does not have a fixed pool of assets ‑‑ each series thereof (including each Fund) is a managed portfolio of securities, and Carillon Tower Advisers, Inc., the Trust’s investment adviser (“Adviser”), has the authority to buy and sell securities for it.  The Trust believes, based on its review of each Fund’s investment portfolio, that Target’s portfolio holdings are generally consistent and compatible with Acquiring Fund’s investment objective, policies, and strategies and that, as a result, substantially all of Target’s assets can be transferred to and held by Acquiring Fund.

The Trust’s Board of Trustees (“Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) thereof, (1) has duly adopted this Plan, approved the transactions contemplated hereby, and authorized performance of this Plan on each Fund’s behalf and consummation of the Reorganization by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of each Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Target’s issued and outstanding shares are divided into seven classes of shares, designated Class A shares, Class C shares, Class I shares, Class Y shares, Class R-3 shares, Class R-5 shares, and Class R-6 shares (“Target Class A Shares,” “Target Class C Shares,” “Target Class I Shares,” “Target Class Y Shares,” “Target Class R-3 Shares,” “Target Class R-5 Shares,” “Target Class R-6 Shares,” and “Target Fund Class RJ RETIREMENT Shares,” respectively, and collectively, “Target Shares”).  Acquiring Fund’s issued and outstanding shares also are divided into seven classes of shares, also designated Class A shares, Class C shares, Class I shares, Class Y shares, Class R-3 shares, Class R-5 shares, and Class R-6 shares (“Acquiring Fund Class A Shares,” “Acquiring Fund Class C Shares,” “Acquiring Fund Class I Shares,” “Acquiring Fund Class Y Shares,” “Acquiring Fund Class

R-3 Shares,” “Acquiring Fund Class R-5 Shares,” “Acquiring Fund Class R-6 Shares,” and “Acquiring Fund Class RJ RETIREMENT Shares,” respectively, and collectively, “Acquiring Fund Shares”).  Each Fund also is authorized to issue Class T shares, but none has yet been issued and they are not included in the terms “Target Shares” and “Acquiring Fund Shares,” respectively.  The rights and obligations of the Funds’ similarly designated classes of shares are identical to each other.

1.          PLAN OF REORGANIZATION AND TERMINATION
1.1          Subject to the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Fund.  In exchange therefor, Acquiring Fund shall --
(a)          issue and deliver to Target the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (1) Acquiring Fund Class A Shares determined by dividing Target’s net value (computed as set forth in paragraph 2.1) (“Target Value”) attributable to the Target Class A Shares outstanding at the Effective Time (as defined in paragraph 3.1) by the net asset value (computed as set forth in paragraph 2.2) (“NAV”) of an Acquiring Fund Class A Share,  (2) Acquiring Fund Class C Shares determined by dividing the Target Value attributable to the then outstanding Target Class C Shares by the NAV of an Acquiring Fund Class C Share, (3) Acquiring Fund Class I Shares determined by dividing the Target Value attributable to the then outstanding Target Class I Shares by the NAV of an Acquiring Fund Class I Share, (4) Acquiring Fund Class Y Shares determined by dividing the Target Value attributable to the then outstanding Target Class Y Shares by the NAV of an Acquiring Fund Class Y Share, (5) Acquiring Fund Class R-3 Shares determined by dividing the Target Value attributable to the then outstanding Target Class R-3 Shares by the NAV of an Acquiring Fund Class R-3 Share, (6) Acquiring Fund Class R-5 Shares determined by dividing the Target Value attributable to the then outstanding Target Class R-5 Shares by the NAV of an Acquiring Fund Class R-5 Share, and (7) Acquiring Fund Class R-6 Shares determined by dividing the Target Value attributable to the then outstanding Target Class R-6 Shares by the NAV of an Acquiring Fund Class R-6 Share; and
(b)          assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).
Those transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2          The Assets shall consist of all assets and property of every kind and nature ‑‑ including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records ‑‑ Target owns at the Valuation Time (as defined in paragraph 2.1) and any deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Target’s books at that time.
1.3          The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.  Notwithstanding the foregoing, Target will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.
1.4          If the dividends and/or other distributions Target has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time, then at or as soon as practicable before that time, Target shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain ‑‑ and in no event less than the sum of 98% of its “ordinary income” plus 98.2% of its “capital gain net income,” as those terms are defined in section 4982(e)(1) and (2), respectively ‑‑ for all federal income tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Target will have no tax liability under sections 852 or 4982 for the current or any prior tax periods.

1.5          At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Target Shares then held of record and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Target for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations).  That distribution shall be accomplished by the Trust’s transfer agent’s opening accounts on Acquiring Fund’s shareholder records in the names of the Shareholders (other than Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Fund Shares to those newly opened and existing accounts.  Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Fund Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Target Class A Shares shall be credited with the respective pro rata number of full and fractional Acquiring Fund Class A Shares due that Shareholder, the account for each Shareholder that holds Target Class C Shares shall be credited with the respective pro rata number of full and fractional Acquiring Fund Class C Shares due that Shareholder, and so on).  The aggregate NAV of Acquiring Fund Shares of each class to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares that Shareholder owns at the Effective Time.  All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records.  Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.
1.6          After the Effective Time, Target shall not conduct any business except in connection with its termination.  As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5 ‑‑ as provided there, on making that distribution Target’s liquidation shall be complete for federal tax purposes ‑‑ but in all events within six months after the Effective Time, (a) Target shall be terminated as a series of the Trust and (b) the Trust shall make all filings and take all other actions required by applicable law, and otherwise necessary and proper, to effect that termination and Target’s dissolution.
1.7          Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.  In furtherance of the foregoing, after the Effective Time, the Trust shall prepare, or shall cause its agents to prepare, any federal, state, and local tax returns, including any Forms 1099, required to be filed by it with respect to Target’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall cause those tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.
1.8          Any transfer taxes payable on issuance and transfer of Acquiring Fund Shares in a name other than that of the registered holder on Target’s shareholder records of the Target Shares actually or constructively exchanged therefor shall be paid by the transferee thereof as a condition of that transfer.
2.          VALUATION
2.1          For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and Target’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in the Trust’s then-current prospectus and statement of additional information and valuation procedures established by the Board (collectively, “Valuation Procedures”), less (b) the amount of the Liabilities at the Valuation Time.
2.2          For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Fund Shares shall be computed at the Valuation Time using the Valuation Procedures.
2.3          All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a) by or under the direction of Adviser or (b) in the case of securities subject to fair valuation, in accordance with the Valuation Procedures.

3.          CLOSING AND EFFECTIVE TIME
3.1          Unless the Trust determines otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to occur simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on [                ], 2022, or a later date the Trust determines (“Effective Time”).  If, at or immediately before the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of either Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the Board’s judgment, accurate appraisal of the value of either Fund’s net assets and/or the NAV per share of any class of Acquiring Fund Shares is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored.  The Closing shall be held at the Trust’s offices or at another place the Trust determines.
3.2          The Trust shall direct the custodian of its assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (b) Acquiring Fund’s books immediately after the Closing will reflect the Assets transferred by Target to Acquiring Fund, plus any existing assets of Acquiring Fund prior to the Closing.
3.3          The Trust shall direct its transfer agent to deliver at or immediately after the Closing a Certificate stating that its records contain (a) the name, address, and taxpayer identification number of each Shareholder, (b) the number of full and fractional outstanding Target Shares each Shareholder owns, and (c) the dividend reinvestment and basis determination method elections, if any, applicable with respect to each Shareholder, all as of the Effective Time.
3.4          The Trust shall direct its transfer agent to deliver (a) at the Closing, a confirmation, or other evidence satisfactory to the Trust, that the Acquiring Fund Shares to be issued to Target pursuant to paragraph 1.1(a) have been credited to Target’s account on Acquiring Fund’s shareholder records and (b) at or as soon as reasonably practicable after the Closing, a Certificate as to the opening of accounts on those records in the names of the Shareholders (other than Shareholders in whose names accounts thereon already exist).
4.          CONDITIONS PRECEDENT
4.1          The Trust’s obligation to implement this Plan on Acquiring Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:
(a)          At the Effective Time, the Trust, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);
(b)          The Trust, with respect to Target, is not currently engaged in, and its adoption and performance hereof and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law or the Declaration or the Trust’s By-Laws (collectively, “Governing Documents”), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound;
(c)          At or before the Effective Time, either (1) all material contracts and other commitments of or applicable to Target (other than this Plan and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate or (2) provision for discharge, and/or Acquiring Fund’s assumption, of any liabilities of Target thereunder will be made, without either Fund’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Trust, on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;
(d)          No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Target or any of its properties or assets attributable or allocable to Target, that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business;  and the Trust, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target’s business or the Trust’s ability to consummate the transactions contemplated hereby;
(e)          Since October 31, 2021, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date the indebtedness was incurred; for purposes of this subparagraph, a decline in Target’s NAV due to declines in market values of securities Target holds, the discharge of Target liabilities, or the redemption of Target Shares by its shareholders will not constitute a material adverse change;
(f)          All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target (1) is in compliance in all material respects with all applicable Regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;
(g)          Target is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes; Target is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Target has elected to be a “regulated investment company” under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that will end at the Effective Time (“current year”)), Target has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Target has declared and paid to its shareholders the dividend(s) and/or other distribution(s), if any, required to be declared and paid pursuant to paragraph 1.4; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;
(h)          Target is in the same line of business as Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1(g); from the time it commenced operations through the Approval Time, Target has conducted its “historic business” (within the meaning of that section) in a substantially unchanged manner; and from the Approval Time through the Effective Time, Target will conduct its “historic business,” as it may be modified to be more consistent with Acquiring Fund’s investment objective, strategies, policies, risks, and restrictions (collectively, “Investment Criteria”);
(i)          At the Effective Time, (1) at least 33⅓% of Target’s portfolio assets will meet Acquiring Fund’s Investment Criteria, (2) Target will not have altered its portfolio in connection with the Reorganization to meet that 33⅓% threshold, and (3) Target will not have modified any of its Investment Criteria as part of the plan of reorganization, for purposes of section 1.368-1(d)(2) of the Regulations;
(j)          To the best of the Trust’s management’s knowledge, there is no plan or intention by Target’s shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Shares (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Fund Shares) to a number of shares that is less than 50% of the current number of Target Shares outstanding;
(k)          During the five-year period ending at the Effective Time, neither Target nor any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations (“Related”), without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (1) acquired Target Shares with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target’s business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act, or (2) made distributions with respect to Target Shares except for (i) normal, regular dividend distributions made pursuant to Target’s historic dividend-paying practice and (ii)  other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax;
(l)          All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3); and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;
(m)          Target incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;
(n)          Target is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A)); and
(o)          Not more than 25% of the value of Target’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Target invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose.
4.2          The Trust’s obligation to implement this Plan on Target’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:
(a)          No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;
(b)          The Trust, with respect to Acquiring Fund, is not currently engaged in, and its adoption and performance hereof and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law or the Governing Documents or any Undertaking to which the Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound;

(c)          No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Acquiring Fund or any of its properties or assets attributable or allocable to Acquiring Fund, that, if adversely determined, would materially and adversely affect Acquiring Fund’s financial condition or the conduct of its business; and the Trust, on Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Fund’s business or the Trust’s ability to consummate the transactions contemplated hereby;
(d)          Since October 31, 2021, there has not been any material adverse change in Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in Acquiring Fund’s NAV due to declines in market values of securities Acquiring Fund holds, the discharge of Acquiring Fund’s liabilities, or the redemption of Acquiring Fund’s shares by its shareholders will not constitute a material adverse change;
(e)          All Returns of Acquiring Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Fund (1) is in compliance in all material respects with all applicable Regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;
(f)          Acquiring Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes; Acquiring Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Acquiring Fund has elected to be a RIC; for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Acquiring Fund has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Fund will continue to meet all those requirements for the current year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax, for succeeding taxable years; and Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;
(g)          Acquiring Fund is in the same line of business as Target was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; and following the Reorganization, Acquiring Fund will continue, and has no plan or intention to change, that line of business;

(h)          At the Effective Time, Acquiring Fund (1) will not have modified any of its Investment Criteria as part of the plan of reorganization and (2) will not have any plan or intention to change any of its Investment Criteria after the Reorganization;
(i)          Following the Reorganization, Acquiring Fund will (1) continue Target’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) use a significant portion of Target’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (3) has no plan or intention to sell or otherwise dispose of a significant part of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain that status;
(j)          Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Target Shares;
(k)          Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization, except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor will Acquiring Fund or any person Related to it have any plan or intention at the Effective Time to acquire or redeem any Acquiring Fund Shares issued in the Reorganization ‑‑ either directly or through any transaction, agreement, or arrangement with any other person ‑‑ except for redemptions Acquiring Fund will make as such a series pursuant to section 22(e) of the 1940 Act;
(l)          Before or in the Reorganization, neither Acquiring Fund nor any person Related to it will have acquired, directly or through any transaction, agreement, or arrangement with any other person, Target Shares with consideration other than Acquiring Fund Shares;
(m)          Acquiring Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));
(n)          There is no plan or intention for Acquiring Fund to be terminated, dissolved, or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;
(o)          Assuming satisfaction of the condition in paragraph 4.1(o), immediately after the Reorganization (1) not more than 25% of the value of Acquiring Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which the Acquiring Fund invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose; and
(p)          Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares; and the Acquiring Fund Shares to be issued and delivered to Target, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will have been duly authorized by the Trust and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, fully paid and non-assessable by the Trust.
4.3          The Trust’s obligation to implement this Plan on each Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a)          No governmental consents, approvals, or authorizations (collectively, “consents”) or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents or orders of any court are required, for the Trust’s adoption and performance hereof, on either Fund’s behalf,  except for (1) the Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder (“Registration Statement”), and any supplement or amendment to the Registration Statement, and (2) consents, filings, and orders that have been made or received or may be required after the Effective Time;
(b)          The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;
(c)          The Trust’s management (1) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person Related to either Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person Related to Acquiring Fund, (2) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares in Target as a series of an open-end investment company, (3) expects that the percentage of shareholder interests, if any, that will be disposed of as a result, or at the time, of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;
(d)          Target’s shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;
(e)          The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;
(f)          At the Effective Time, there will be no intercompany indebtedness existing between the Funds that was issued, acquired, or settled at a discount;
(g)          Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization; for the purposes of the foregoing, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (1) redemptions pursuant to section 22(e) of the 1940 Act and (2) dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;
(h)          None of the compensation, if any, received by or to be paid to any Shareholder who or that is a trustee of the Trust or an employee of or service provider to Target will be separate consideration for, or allocable to, any of that Shareholder’s Target Shares; none of the Acquiring Fund Shares any such Shareholder receives in the Reorganization will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;
(i)          No expenses incurred by Target or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, Adviser, or any third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to Target or any of its shareholders with the intention that that cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

(j)          There will be no dissenters to the Reorganization under the applicable provisions of Delaware law;
(k)          Acquiring Fund will not pay cash in lieu of fractional Acquiring Fund Shares in connection with the Reorganization;
(l)          The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax);
(m)          The principal purpose of Acquiring Fund’s assumption of the Liabilities is not avoidance of federal income tax on the transaction;
(n)          All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Trust to carry out the transactions contemplated hereby; to the Trust’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or shall be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) the Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;
(o)          At the Effective Time, no action, suit, or other proceeding shall be pending (or, to the Trust’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby; and
(p)          The Trust shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”).  In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 4, which Counsel may treat as representations and warranties the Trust made to it, may assume the truthfulness and completeness of all statements in the introductory unnumbered paragraphs hereof, and may rely as to factual matters, exclusively and without independent verification, on those representations and warranties (and, if Counsel requests, on representations and warranties made in a separate letter addressed to Counsel) and statements (collectively, “Representations”).  The Tax Opinion shall be substantially to the effect that ‑‑ based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance herewith (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) ‑‑ for federal income tax purposes:
(1)          Acquiring Fund’s acquisition of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities, followed by Target’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares and in complete liquidation of Target, will qualify as a “reorganization” (as defined in section 368(a)(1)(D)), and each Fund will be “a party to a reorganization” within the meaning of section 368(b);
(2)          Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;

(3)          Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;
(4)          Acquiring Fund’s basis in each Asset will be the same as Target’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Target’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);
(5)          A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and
(6)          A Shareholder’s aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares; and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds the latter as capital assets at the Effective Time.
Notwithstanding subparagraphs (2) and (4), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.
5.          EXPENSES
All fees payable to governmental authorities for the registration or qualification of the Acquiring Fund Shares distributable hereunder and all transfer agency costs related thereto shall be paid by Acquiring Fund, while Target shall bear all brokerage or similar expenses incurred by it or for its benefit in connection with the Reorganization.  Subject to the fee waiver and expense reimbursement agreement between the Trust, on the Target’s behalf, and Adviser, Acquiring Fund shall bear the costs of printing and mailing to Target shareholders the Combined Prospectus and Information Statement included in the Registration Statement and associated costs and all other Reorganization Expenses of both Reorganizations, including (x) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing the Registration Statement, and printing and distributing Acquiring Fund’s prospectus and (y) legal and accounting fees and disbursements in connection with the Reorganization.  Notwithstanding the foregoing, an expense shall be paid by the Fund directly incurring it if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

6.          TERMINATION
The Board may terminate or delay this Plan and abandon or postpone the transactions contemplated hereby, at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Fund.

7.          AMENDMENTS
The Board may amend, modify, or supplement this Plan at any time in any manner.

8.          MISCELLANEOUS
8.1          This Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

8.2          Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust (on the Funds’ behalf) and its successors and assigns any rights or remedies under or by reason hereof.
8.3          Notice is hereby given that this instrument is adopted on behalf of the Trust’s trustees solely in their capacities as trustees, and not individually, and that the Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the Funds but are only binding on and enforceable against the Trust’s property attributable to and held for the benefit of each respective Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof.  The Trust, in asserting any rights or claims hereunder on either Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the Trust or to those trustees, officers, or shareholders.
8.4          Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

Adopted November 19, 2021.

APPENDIX B
OUTSTANDING SHARES AND OWNERSHIP OF SHARES

The table below shows the number of outstanding shares of the Target Fund as of [Record Date].

Outstanding Shares
Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6	Class RJ RETIREMENT
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

The table below shows the number of outstanding shares of the Acquiring Fund as of [Record Date].

Outstanding Shares
Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6	Class RJ RETIREMENT

To each Fund’s knowledge, as of [], the below were all of the beneficial and record owners of 5% or more of any class of the Funds. The table also sets forth the estimated percentage of the applicable class of shares of the Acquiring Fund that would have been owned by such parties assuming the proposed Reorganizations had occurred on [  ].  The owner listed is either a beneficial owner or a record owner who holds these shares of record for the accounts of certain of its clients, as indicated.  A shareholder who owns beneficially 25% or more of the outstanding securities of the Acquired Fund is presumed to “control” the Acquired Fund as defined in the 1940 Act and may be able to determine the outcome of a shareholder meeting.  Such control may affect the voting rights of other shareholders.

Target Fund
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Share Class	Share Class Percentage	Share % Percentage Owned After the Reorganization

Acquiring Fund
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Share Class	Share Class Percentage	Share % Percentage Owned After the Reorganization

[As of [  ], the Officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting securities of the Target Fund and less than 1% of the outstanding voting securities of the Acquiring Fund.]
B-1

APPENDIX C
Your Investment

Choosing a Share Class

Each Fund offers Class A, Class C, Class I, Class Y, Class R-3, Class R-5, Class R-6 and Class RJ RETIREMENT shares. Each class of shares represents an investment in the same portfolio of securities, but each class has a different combination of purchase restrictions, sales charges and ongoing fees allowing you to choose the class that best meets your needs. Some factors you might consider when choosing a share class include:

•	the length of time you expect to own the shares;

•	how much you intend to invest;

•	total expenses associated with owning shares of each class;

•	whether you qualify for any reduction or waiver of sales charges;

•	whether you plan to take any distributions in the near future; and

•	the availability of the share classes.

You should read this section carefully to determine which class of shares is best for you and discuss your selection with your financial adviser. The following sections explain the sales charges or other fees you may pay when investing in each class.

Class A Shares

You may purchase Class A shares at the “offering price,” which is a price equal to their NAV, plus a sales charge imposed at the time of purchase. Class A shares currently are subject to ongoing distribution and service (Rule 12b-1) fees equal to 0.25% of their average daily net assets. If you choose to invest in Class A shares, you will pay a sales charge at the time of each purchase. The table below shows the charges both as a percentage of offering price and as a percentage of the amount you invest. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the tables below. If you invest more, the sales charge will be lower.

	Sales Charge:
Your Investment in Equity Funds	Sales Charge as a percentage of Offering Price (a)	Sales Charge as a percentage of Your Investment (a)	Dealer Concession as % of offering price (b)
Less than $25,000	4.75%	4.99%	4.25%
$25,000-$49,999.99	4.25%	4.44%	3.75%
$50,000-$99,999.99	3.75%	3.90%	3.25%
$100,000-$249,999.99	3.25%	3.36%	2.75%
$250,000-$499,999.99	2.50%	2.56%	2.00%
$500,000-$999,999.99	1.50%	1.52%	1.25%

$1,000,000 and over	0.00%	0.00%	See “Sales Charge Waiver” section

(a)	As a result of rounding, the actual sales charge for a transaction may be higher or lower than the sales charges listed.

(b)	During certain periods, the Distributor may pay 100% of the sales charge to participating dealers. Otherwise, it will pay the dealer concession shown above.

Class C Shares

You may purchase Class C shares at NAV with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares less than one year after purchase, you will pay a 1% CDSC at the time of sale. Class C shares are subject to ongoing Rule 12b-1 fees of up to 1% of their average daily net assets. Class C shares will automatically convert to Class A Shares for all purchases that have surpassed their 8-year anniversary date. Your financial intermediary may have a conversion policy that will automatically convert your shares sooner than 8 years. With respect to Class C shares, you should consult with your financial adviser as to the suitability of such an investment for you.

Sales Charge Reductions

To receive a reduction or waiver in your Class A initial sales charge, you must advise your financial adviser or the Funds of your eligibility at the time of purchase. If you or your financial adviser does not let the Funds know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you or your financial adviser to provide the Funds with information and records (including account statements) of all relevant accounts invested in the Funds. To have your Class A or Class C contingent deferred sales charge waived, you or your financial adviser must let the Funds know at the time you redeem shares that you qualify for such a waiver.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

The Funds offer programs designed to reduce your Class A sales charges as described in the preceding schedule. For purposes of calculating your sales charge, you can combine purchases of Class A and Class C shares for all mutual funds managed by Carillon Tower in the account owner relationships listed below.

•
Accounts owned by you, your spouse or minor children, including trust or other fiduciary accounts in which you, your spouse or minor children are the beneficiary. This includes sole proprietor business accounts;

•	Accounts opened under a single trust agreement – including those with multiple beneficiaries;

•	Purchases made by a qualified retirement or employee benefit plan of a single employer; and

•	Purchases made by a company, provided the company is not in existence solely for purchasing investment company shares.

Rights of accumulation | You may combine your new purchase of Class A shares with the Class A and Class C shares currently owned for the purpose of qualifying for the lower sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the value based on the NAV at the close of business on the previous day of all other shares you own. For example, if you previously purchased

$20,000 of a mutual fund managed by Carillon Tower and made a subsequent investment of $10,000 in Class A shares, a sales charge discount would be applied to the $10,000 investment.

Letter of intent | You may combine Class A and Class C share purchases of any fund managed by Carillon Tower over a 13-month period and receive the same sales charge as if all shares had been purchased at once by signing a Letter of Intent (“LOI”). You must inform your financial adviser or the funds that you have an LOI each time you make an investment. Shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. If you fail to make an investment sufficient to meet the intended investment within the 13-month period, the difference in Class A sales charges will be charged to your account. Purchases resulting from the reinvestment of dividends and other distributions do not apply toward fulfillment of the LOI. Shares equal to 4.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

SIMPLE IRA | By investing in a SIMPLE IRA plan you and all plan participants will receive a reduced Class A sales charge on all plan contributions that exceed quantity discount amounts. SIMPLE IRA plan accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the SIMPLE IRA plan unless approved by Carillon Tower.

Sales charge waiver | Class A shares may be purchased at NAV without any sales charge by:

•
Carillon Tower, its affiliates, directors, officers and employees; Trustees and directors of any affiliate of Carillon Tower; any mutual fund managed by Carillon Tower and current and retired officers and Trustees of a fund; the subadviser of any mutual fund managed by Carillon Tower and its current directors, officers and employees; employees and registered financial advisers of broker-dealers that have selling arrangements with the funds’ Distributor; directors, officers and employees of banks and trust companies that are party to agency agreements with the Distributor; all such persons’ immediate relatives (spouse, parents, siblings, children – including in-law relationships) and beneficial accounts;

•
Investors who participate in certain wrap fee investment programs or certain retirement programs sponsored by broker-dealers or other service organizations which have entered into service agreements with Carillon Tower or the Distributor. Such programs generally have other fees and expenses, so you should read any materials provided by that organization; and

•
Investors who participate in self-directed investment accounts offered by financial intermediaries who have entered into a selling agreement with the funds’ Distributor. Financial intermediaries offering self-directed accounts may or may not charge a transaction fee to their customers, so you should read any materials provided by those financial intermediaries.

Ameriprise Financial, Inc. (“Ameriprise”)

Effective January 15, 2021, shareholders purchasing fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI. The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:

Front-End Sales Charge Waivers on Class A Shares available at Ameriprise

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs;

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family);

•
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this Information Statement elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply;

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members;

•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant; and

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Robert W. Baird & Co. (“Baird”)

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Information Statement or the SAI.

Front-End Sales Charge Waivers on Investors A-shares available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund;

•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird;

•
Shares purchased using the proceeds of redemptions from within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement);

•
A shareholder in the Funds’ Investor C Shares will have their shares converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird; and

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Investor A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder;

•	Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus;

•	Shares bought due to returns of excess contributions from an IRA Account;

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Funds’ Prospectus;

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird; and

•	Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation

•	Breakpoints as described in this Information Statement;

•
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets; and

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of fund family assets through Baird, over a 13-month period of time.

Janney Montgomery Scott LLC (“Janney”)

Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family);

•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney;

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement);

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans; and

•
Shares acquired through a right of reinstatement; and Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder;

•	Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus;

•	Shares purchased in connection with a return of excess contributions from an IRA account;

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations;

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney;

•	Shares acquired through a right of reinstatement; and

•	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the Funds’ Prospectus;

•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets; and

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”

Merrill Lynch

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

Shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan;

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents);

•	Shares purchased through a Merrill Lynch affiliated investment advisory program;

•
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers;

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform;

•	Shares of Funds purchased through the Merrill Edge Self-Directed platform (if applicable);

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family);

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers;

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members;
•	Directors or Trustees of the Funds, and employees of the Funds’ investment adviser or any of its affiliates, as described in this Information Statement; and

•
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder;

•	Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus;

•	Return of excess contributions from an IRA Account;

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code;

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch;

•	Shares acquired through a right of reinstatement;

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only); and

•
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Information Statement;

•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Funds’ Prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets; and

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).

Morgan Stanley Wealth Management

Shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or SAI:

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans;

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules;

•	Shares purchased through reinvestment of dividends and other distributions when purchasing shares of the same fund;

•	Shares purchased through a Morgan Stanley self-directed brokerage account;

•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program; and

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Oppenheimer & Co. Inc. (“OPCO”)

Effective June 15, 2020, shareholders purchasing fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan;

•	Shares purchased by or through a 529 Plan;

•	Shares purchased through a OPCO affiliated investment advisory program;

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family);

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement);

•
A shareholder in a Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO;

•	Employees and registered representatives of OPCO or its affiliates and their family members; and

•	Directors or Trustees of the Funds, and employees of the Funds’ investment adviser or any of its affiliates, as described in this Information Statement.

CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder;

•	Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus;

•	Return of excess contributions from an IRA Account;

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus;

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO; and

•	Shares acquired through a right of reinstatement.

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Information Statement; and

•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program;

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions;

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James;

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement); and

•
A shareholder in a Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

•	Death or disability of the shareholder;

•	Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus;

•	Return of excess contributions from an IRA Account;

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Funds’ prospectus;

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James; and

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

•	Breakpoints as described in this Information Statement;

•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets; and

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Stifel, Nicolaus & Company, Incorporated (“Stifel”)

Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

Front-end Sales Load Waiver on Class A Shares

•	Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures; and

•	All other sales charge waivers and reductions described elsewhere in the Funds’ Prospectus or SAI still apply.

Class A shares are offered at NAV without any sales charge to these persons and organizations due to anticipated economies in sales effort and expense.

Investments of $1,000,000 or more in Class A shares | Carillon Tower, the Distributor or one or more of their Affiliates may pay a one-time up-front sales concession from its own resources to broker-dealers and financial intermediaries for purchases of Class A shares of $1,000,000 or more according to the following schedule: 0.80% of purchases between $1 million and $2.5 million, 0.60% of purchases between $2.5 million and $5 million, 0.35% of purchases between $5 million and $8 million, 0.25% of purchases between $8 million and $15 million and 0.15% of purchases over $15 million.

Any purchase for which the one-time sales concession was paid will be subject to a CDSC payable by you based on the lower of the cost of the shares being redeemed or their NAV at the time of redemption. If shares are held for up to 6 months there will be a CDSC of 1.00%, and if the shares are held for 6 to 18 months there will be a CDSC of 0.75%. Please note that some qualified retirement plans restrict the payment of a CDSC, therefore no sales concessions shall be paid with respect to such plans. Qualified retirement plans should consider purchasing Class I or Class R shares which do not have a CDSC. Carillon Tower reserves the right to alter or change the finder’s fee policy at any time at its own discretion.

More information concerning sales charges and related reductions and waivers can be found in the SAI and, free of charge, on our website, carillontower.com.

Application of CDSC

The CDSC for Class A shares and Class C Shares is calculated based upon the original purchase cost or the current market value of the shares being sold, whichever is less. Because of rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the anniversary of your purchase.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have been held the longest. There is no CDSC on shares acquired through reinvestment of dividends or other distributions. However, any period of time you held shares of a money market fund managed or offered by Carillon Tower will not be counted for purposes of calculating the CDSC.

To receive a reduction or waiver in your Class A and Class C CDSC, you must advise your financial adviser or the transfer agent of your eligibility at the time of purchase.

The CDSC for Class A shares and Class C shares is generally waived if the shares are sold:

•	To make certain distributions from retirement plans;

•	Because of shareholder death or disability (including shareholders who own shares in joint tenancy with a spouse);

•	To make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan; or

•	Due to involuntary redemptions by a Fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of a Fund, or other actions.

Reinstatement Privilege

If you sell Class A or Class C shares of a mutual fund managed by Carillon Tower, you may reinvest some or all of the sales proceeds up to 90 calendar days later in the same class of any mutual fund managed by Carillon Tower within any account eligible to be linked for rights of accumulation without incurring additional sales charges. If you paid a CDSC, the reinvested shares will have no holding period requirement. You must notify Carillon Tower and your financial adviser at the time of investment if you decide to exercise this privilege.

Investing in Class A shares and Class C shares

The minimum investment in A shares and C shares is:

Type of account	Initial investment	Subsequent investment
Regular account	$1,000	No minimum
Periodic investment program	$50	$50 per month
Retirement account	$500	No minimum

A Fund may waive these minimum requirements at its discretion. Contact the Funds or your financial adviser for further information.

Class I Shares

Class I shares are available to individual investors and qualified institutions with a minimum investment of $10,000. A Fund may waive this minimum amount at its discretion. Qualified institutions include corporations, banks, insurance companies, endowments, foundations and trusts.

Class I shares are also available to investors purchasing through a financial intermediary within a “wrap,” asset allocation or other fee based advisory program (“Fee Based Program”), provided that the Fee Based Program sponsor has selected this class of shares as an acceptable investment for this Fee Based Program and entered into a distribution arrangement with the Distributor for the Fee Based Program. For wrap accounts, minimum investments for initial and subsequent purchases are set by the Fee Based Program sponsor. You must contact your intermediary to purchase Class I shares in this manner.

Class I shares have no initial sales charge, deferred sales charge or 12b-1 fees. Class I shares may be available on brokerage platforms of firms that have agreements with the Funds’ principal underwriter to offer such shares solely when acting as an agent for the investor. An investor transacting in the Class I shares through such a firm may be required to pay a commission and/or other forms of compensation to the financial intermediary in an amount determined and separately disclosed to the investor by the financial intermediary. Because the Funds are not parties to any such commission arrangement between you and your financial intermediary, any purchases and redemptions of Class I shares will be made at the applicable net asset value (before imposition of the sales commission). Any such commissions charged by a financial intermediary are not reflected in the fees and expenses listed in the “Fees and Expenses of the Fund” section of the Fund Summary for each applicable Fund nor are they reflected in the performance information shown in the Prospectus for the Funds because they are not charged by the Funds. Each Fund also offers other share classes with different fees and expenses.

Class Y Shares

Class Y shares are available to individual investors. In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.

Class Y shares have no initial sales charge or deferred sales charge. Class Y shares are subject to ongoing Rule 12b-1 fees of up to 0.25% of their average daily net assets.

Class R-3, R-5 and R-6 Shares

Class R-3, R-5 and R-6 shares generally are available only to eligible employer retirement and benefit plans, including 401(k) plans, 403(b) plans, 457 plans, profit-sharing and money purchase plans, defined benefit plans, nonqualified deferred compensation plans, certain voluntary employee benefit association and post-retirement benefit plans (“Retirement and Benefit Plans”) and Health Savings Accounts. Class R-3, R-5 and R-6 shares are not available to retail non-retirement accounts, traditional and Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs, Coverdell education savings accounts or individual 401(k) or 403(b) plans.

Purchases may be made through plans in which the employer, plan sponsor or other administrator (“Plan Administrator”) has entered into an agreement with the Distributor. Class R-3, R-5 and R-6 shares also are generally only available to plans in which the Plan Administrator or other intermediary opens an omnibus account on the books of a Fund. Plan participants should contact the Plan Administrator to consider purchasing these shares. Initial and subsequent purchase minimums for individual plan participants are determined by your Plan Administrator. The Plan Administrator will transmit purchase and redemption requests to the Funds and may charge its plan participants a fee for this service.

Class R-3, R-5 and R-6 shares have no initial sales charge or deferred sales charge. Class R-3 shares are subject to ongoing Rule 12b-1 fees of up to 0.50% of their average daily net assets. Class R-5 and R-6 have no 12b-1 fees. Class

R-5 and R-6 shares generally are available only to Retirement and Benefit Plans that have $1,000,000 or more in plan assets invested in either Class R-5 or R-6 shares of the fund family. A Fund at its discretion may waive this minimum amount.

Class RJ RETIREMENT Shares

Class RJ RETIREMENT shares are not offered for sale directly to the general public. Class RJ RETIREMENT shares are offered only to eligible retirement accounts and eligible retirement plans (and their participants) that are clients of Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and Raymond James Financial Services Advisors, Inc., and their affiliates (collectively, “Raymond James”) as well as clients of Plan Administrators and recordkeepers (“Recordkeepers”) who service Raymond James customers under separate contracts for services and fees. Class RJ RETIREMENT shares are offered without an initial sales charge or CDSC, without any Rule 12b-1 fees and without any shareholder servicing fees.

How To Invest

Once you have chosen a share class, the next step is to determine the amount you wish to invest. There are several ways to invest, although the availability of these services may be limited by your financial adviser or institution.

For shares managed by a Plan Administrator or Recordkeeper, please contact the Plan Administrator or Recordkeeper to place a purchase request.

Through your financial adviser | You may invest in a Fund by contacting your financial adviser. Your financial adviser can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your financial adviser or broker will transmit your request to the Fund and may charge you a fee for this service. Your broker may also designate other intermediaries to receive orders on the Fund’s behalf. Availability of these options may be limited by your financial adviser or institution.

By mail | You may invest in a Fund by completing and signing an account application from your financial adviser, through our website, carillontower.com, or by telephone (800.421.4184). Indicate the fund, the class of shares and the amount you wish to invest. If you do not specify a share class, we will automatically choose Class A shares, which include a front-end sales charge. Checks must be in U.S. dollars drawn on an account at a U.S. bank and made payable to the specific fund and class being purchased. The Funds will not accept payment in cash or money orders. The Funds also do not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment. Mail the application and your payment to:

Regular mail	Overnight delivery
Carillon Family of Funds	Carillon Family of Funds
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, Third Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207

Note: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.

By telephone | You can make additional purchases by telephone by calling (800.421.4184). You must have banking information established on your account prior to making a purchase. Your bank account must be in the same name as your Carillon account. This method cannot be used to open a new account.

Your first telephone purchase can occur no earlier than 7 business days after the account was opened. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m., Eastern Time).

Through our website | You can make additional purchases through our website, carillontower.com. You must have banking information established on your account prior to making a purchase. Your bank account must be in the same name as your Carillon account. This method cannot be used to open a new account. Once an online transaction has been placed, it cannot be canceled or modified. Online trades must be received by or prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET.

By periodic investment program | We offer several plans to allow you to make regular, automatic investments into a Fund. You determine the amount and frequency of your investments. You can terminate your plan at any time. Any request to change or terminate your periodic investment program should be submitted to the transfer agent at least 5 days prior to the effective date. Availability of these plans may be limited by your financial adviser or institution and by the share class.

•
From Your Bank Account — You may instruct us to transfer funds from a specific bank checking or savings account to your account. This service is only available in instances in which the transfer can be effected by automated clearinghouse transfer (“ACH”). Complete the appropriate sections of the account application or the Account Options form to activate this service. If your bank rejects your payment, the Funds’ transfer agent will charge a $25 fee to your account. The Funds reserve the right to cancel an automatic investment program if payment from your bank is rejected for two consecutive periods or if you make regular withdrawals from your account without maintaining the minimum balance.

•
Automatic Exchange — You may make automatic regular exchanges between two or more mutual funds managed or offered by Carillon Tower. These exchanges are subject to the exchange requirements discussed below.

The intent of these plans is to encourage you to increase your account balance to a fund’s minimum investment. If you discontinue any of these plans, or make regular withdrawals from your account without maintaining the minimum balance, we may require you to buy more shares to keep your account open or we may close your accounts.

By direct deposit | For Class A shares, Class C shares, Class I shares and Class Y shares, you may instruct your employer, insurance company, the federal government or other organization to direct all or part of the payments you receive to your account. All payments from the federal government, including payroll, pension, Social Security, and income tax refunds are eligible for this service. The following information must be provided to the payor in the enrollment process:

U.S. Bank NA
Milwaukee, WI
ABA# 075000022
Depositor #88- _ _ _ _ -0‑_ _ _ _ _ _ _ _ _ _

Fund Number          Account Number

The account must be designated as a checking account. Please note that these instructions are different than the Federal Reserve wire instructions.

By wire | If you are making your first investment, before you wire funds, the transfer agent must have a completed account application. You may mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name and class of the fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022

Credit:	Further Credit:
U.S. Bancorp Fund Services, LLC	(name and share class of fund to
Account #112-952-137	be purchased)
(shareholder registration)
(shareholder account number)

Before sending your wire, please contact the transfer agent at 800.421.4184 to advise of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Wired funds must be received prior to 4:00 p.m. ET to be eligible for same day pricing. The Funds and the transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

How To Sell Your Investment

For shares managed by a Plan Administrator or Recordkeeper, please contact the Plan Administrator or Recordkeeper to place a redemption request.

Class A shares, Class C shares, Class I shares and Class Y shares | You can sell (redeem) Class A, Class C shares, Class I shares and Class Y shares of your fund for cash at any time, subject to certain restrictions. When you sell shares, payment of the proceeds (less any applicable CDSC) generally will be made the next business day after your request is received in good order and, in any event, no later than seven days after your request is received in good order regardless of payment type. If you sell shares that were recently purchased by check or ACH deposits, payment will be delayed until we verify that those funds have cleared, which may take up to 12 calendar days. Shareholders can avoid this delay by utilizing the wire purchase option. The Funds reserve the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of a Fund’s shareholders. Shares are not subject to a redemption fee.

Shareholders who hold shares through an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have that tax withheld will generally be subject to 10% withholding thereof. Shares held in an IRA or other retirement plan accounts may be redeemed by telephone at 800.421.4184. Investors will be asked whether or not to withhold taxes from any distribution.

You may contact your financial adviser or the Funds’ transfer agent with instructions to sell your investment in the following ways. Availability of these options may be limited by your financial adviser or institution.

Through your financial adviser | You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser will transmit your request to sell shares of your fund and may charge you a fee for this service. Availability of these options may be limited by your financial adviser or institution.

By telephone | You may sell shares by telephone by calling 800.421.4184 prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET. If you do not wish to have telephone redemption privileges, you must complete the appropriate section of the account application.

When redeeming shares by telephone, payment of less than $100,000 can be made in one of the following ways:

•
Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Redemption proceeds can be wired or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network. Wires are subject to a $15 fee. There is no charge to have proceeds sent via the ACH system and funds are generally available in your bank account two to three business days after we receive your request; or

•	By check to your address of record, provided there has not been an address change in the last 30 calendar days.

Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. If you are unable to reach a Fund by telephone, you may sell shares of that Fund by sending a written redemption request to the transfer agent (see the “In writing” section below).

In writing | You may sell shares of a Fund by sending a written redemption request to the transfer agent at the address below. Your request should be in good order and should specify the fund name and class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. Contact the transfer agent at 800.421.4184 with questions on required documentation.

Regular Mail	Overnight delivery
Carillon Family of Funds	Carillon Family of Funds
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, Third Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207

Note: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

The transfer agent may require a signature guarantee for certain redemption requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

•	When ownership is being changed on your account;

•	When redemption proceeds are payable to or sent to any person, address or bank account not on record;

•	When a redemption request is received by the transfer agent and the account address has changed within the last 30 calendar days; and/or

•	For redemptions in excess of $100,000, with the exception of directly traded business or omnibus accounts, to existing instructions on file.

In addition to the situations described above, the Funds and/or transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee or signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

The Funds reserve the right to waive any signature requirement at their discretion.

Through our website | For certain accounts, you may sell shares through our website, carillontower.com, prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET.

When redeeming shares through our website, payment of less than $100,000 can be made in one of the following ways:

•
Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request; or

•	By check to your address of record, provided there has not been an address change in the last 30 calendar days.

Once an online transaction has been placed, it cannot be canceled or modified.

Systematic withdrawal plan | You may establish a plan for periodic withdrawals from your account. Withdrawals can be made on the 1st, 5th, 10th, or 20th day of the month at monthly, quarterly, semi-annual or annual intervals. If such a day falls on a weekend or holiday, the withdrawal will take place on the next business day. To establish a plan, complete the appropriate section of the account application or the Carillon Systematic Withdrawal Plan Request form (available from your financial adviser, the Funds or through our website, carillontower.com) and send that form to the transfer agent. The Funds reserve the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.

If you elect this method of redemption, a check will be sent to your address of record, or payment will be made via electronic funds transfer through the ACH network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your fund account. The systematic withdrawal plan may be terminated at any time by the Funds. You may also elect to terminate your participation in the systematic withdrawal plan at any time by contacting the transfer agent at least five days prior to the next withdrawal.

A withdrawal under the systematic withdrawal plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds any increase in the value of your account (due to asset appreciation or dividends credited to your account, for example) the account ultimately may be depleted. If insufficient shares are available to provide the full and final systematic withdrawal payment amount requested, the account will be redeemed in its entirety.

How To Exchange Your Shares

For shares managed by a Plan Administrator or Recordkeeper, please contact the Plan Administrator or Recordkeeper to place an exchange request.

You can exchange shares of one Carillon fund for shares of the same class of any other Carillon fund, subject to the investment requirements of that fund. Obtain a prospectus of that fund from your financial adviser, the Funds or through our website, carillontower.com. You may exchange your shares by calling your financial adviser or the Funds if you exchange to like-titled Carillon accounts. Written instructions with a signature guarantee are required if the accounts are not identically registered. An exchange of shares is treated for federal income tax purposes as a redemption (sale) of the shares of the fund from which you are exchanging, on which you might realize a capital gain or loss (unless you hold your shares through a tax-deferred arrangement), and a purchase of shares of the fund into which you are exchanging.

Shares in a Carillon fund on which a sales charge was previously paid will be exchanged for shares of the same share class of another Carillon fund with no additional sales charge for the duration that the shares remain in the Carillon Family of funds. Exchanges may be subject to a CDSC as described above in “How to Sell Your Investment.” For purposes of determining the CDSC, Class A and Class C shares will continue to age from their original investment date and will retain the same CDSC rate as they had before the exchange. However, any period of time you held shares of a money market fund managed or offered by Carillon Tower will not be counted for purposes of calculating the CDSC.

You may be able to convert your shares of a fund to a different share class of the same fund that has a lower expense ratio provided certain conditions are met; unlike an exchange of one fund’s shares for shares of another fund, a conversion of shares of a fund to a different class of shares of the same fund generally is not a taxable event. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. In such instance, your shares may be converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Retirement class shares of a fund may be converted to Class A, Class I, or Class Y shares of the same fund if you cease to satisfy the share eligibility requirements of the retirement class and meet the conditions of the receiving fund. Please contact the Funds or your financial adviser for additional information.

You may not exchange Class RJ RETIREMENT shares for another class of the same fund as a customer of Raymond James, unless your assets cease to be qualified (e.g., subject to the Employee Retirement Income Security Act of 1974 or section 408 of the Internal Revenue Code), or you cease to be a customer of Raymond James.

Please consult a tax professional before requesting an exchange. Not all share classes are available through all intermediaries. Each Carillon fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

Valuing Your Shares

The price of each Fund’s shares is based on the NAV per share of each class of that Fund. Each Fund normally determines the NAV of its shares each business day as of the scheduled close of regular trading on the New York Stock Exchange (NYSE) and the Nasdaq, (typically 4:00 p.m. ET). The Funds will not treat an intraday unscheduled disruption in trading on either the NYSE or Nasdaq as a closure of that particular market, and will price their shares as of the normally scheduled close of the NYSE and Nasdaq if the disruption directly affects only one of those markets. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the Funds are not required to recalculate their NAV.

Generally, the Funds value portfolio securities for which market quotations are readily available at market value; however, a Fund may adjust the market quotation price to reflect events that occur between the close of those markets and the time of the Funds’ determination of the NAV. A market quotation may be considered unreliable or unavailable for various reasons, such as (1) the quotation may be stale, (2) the quotation may be unreliable because the security is not actively traded, (3) trading on the security halted before the close of the trading market, (4) the security is newly issued, (5) issuer specific or vendor-specific events occurred after the security halted trading, or (6) due to the passage of time between the close of the market on which the security trades and the close of the NYSE and the Nasdaq. Issuer specific events that may cause the last market quotation to be unreliable include (1) a merger or insolvency, (2) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (3) market events, such as a significant movement in the U.S. markets.

For most securities, both the latest transaction prices and adjustments are furnished by independent pricing services, subject to oversight by the Board. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using Pricing and Valuation Procedures (“Procedures”) approved by the Board. A Fund may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value is the amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from independent pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV.

Pursuant to the Procedures, and subject to the Board’s oversight, Carillon Tower has established a valuation committee (“Valuation Committee”), comprised of certain officers of the Carillon Series Trust (the “Trust”) and other employees of Carillon Tower, to carry out various functions associated with properly valuing securities in the Funds’ portfolios. The composition of this Valuation Committee may change from time to time. The Valuation Committee follows fair valuation guidelines as set forth in the Procedures to make fair value determinations on all securities and assets for which market quotations are unavailable or unreliable. For portfolio securities fair valued by the Valuation Committee, Carillon Tower checks fair value prices by comparing the fair value of the security with values that are available from other sources (if any). Carillon Tower compares the fair value of the security to the next-day opening price or next actual sale price, when applicable. Carillon Tower documents and reports to the Valuation Committee such comparisons when they are made. The Valuation Committee reports such comparisons to the Board at their regularly scheduled meetings. The Board retains the responsibility for periodic review and consideration of the appropriateness of any fair value pricing methodology established or implemented for each Fund. Fair value pricing methods, the Procedures and independent pricing services can change from time to time as approved by the Board, and may occur as a result of look-back testing results or changes in industry best practices.

There can be no assurance, however, that a fair value price used by a Fund on any given day will more accurately reflect the market value of a security than the market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing may deter shareholders from trading a Fund’s shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

•
Domestic Exchange Traded Equity Securities — Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•
Foreign Equity Securities — If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE and the Nasdaq, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Valuation Committee, using the Procedures, may fair value a security if certain events occur between the time the trading of a particular security ends in a foreign market and a Fund’s NAV calculation. The Valuation Committee, using the Procedures, may also fair value a particular security if the events are significant and make the closing price unavailable or unreliable. If an issuer-specific event has occurred that Carillon Tower determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Carillon Tower also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by an independent pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of a Fund’s shares is determined only on business days of the Funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when shareholders would not be able to purchase or redeem shares of the fund.

•
Fixed Income Securities — Government bonds, corporate bonds, asset-backed bonds, municipal bonds, short-term securities (investments that have a maturity date of 60 days or less) and convertible securities, including high yield or junk bonds, normally are valued on the basis of evaluated prices provided by independent pricing services. Evaluated prices provided by the independent pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors and appropriate methodologies that have been considered by the Board, such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the evaluated prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•
Futures and Options — Futures and options are valued on the basis of market quotations, if available and reliable. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•
Credit Default Swaps — Credit default swaps are valued with prices provided by independent pricing services. If prices provided by independent pricing services are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•
Forward Contracts —Forward contracts are valued daily at current forward rates provided by an independent pricing services. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•
Investment Companies and ETFs — Investments in other open-end investment companies are valued at their reported NAV. The prospectuses for these companies explain the circumstances under which these companies will use fair value pricing and the effect of the fair value pricing. In addition, investments in closed-end funds and ETFs are valued on the basis of market quotations, if available and reliable. If the prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

In December 2020, the SEC adopted Rule 2a-5 under the Investment Company Act, which establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the Investment Company Act, the threshold for determining whether a Fund must fair value a security. A Fund will not be required to comply with this new rule until September 8, 2022. The Funds and Carillon Tower are evaluating the impact of the rule on the Funds’ valuation policies.

Account and Transaction Policies

Doing Business with the Funds

Timing of orders | All orders to purchase or sell shares are executed as of the next NAV, plus any applicable sales charge, calculated after the order has been received in “good order” by an authorized agent of the Funds. Orders are accepted until the close of regular trading on the NYSE every business day, normally 4:00 p.m. ET, and are executed the same day at that day’s price. To ensure this occurs, the Distributor and/or dealers are responsible for transmitting all orders to the Funds in compliance with their contractual deadline.

Good order requirements | For the Funds to process a request, it must be in “good order.” Good order means that Carillon Tower has been provided sufficient information necessary to process the request as outlined in this Information Statement, including:

•	The shareholder’s name;

•	The name of the fund;

•	The account number;

•	The share or dollar amount to be transacted; and

•	The signatures of all registered shareholders with signature guarantees, if applicable.

Further, there must not be any restrictions applied to the account. Certain requests are subject to the transfer agent’s verification procedures before they are considered in good order. A request is not considered to be in “good order” by the Funds until it meets these requirements.

Account registration options | Carillon Tower offers several options for registering your account. To establish a Transfer on Death (“TOD”) arrangement, an additional TOD agreement is required. Additionally, Carillon Tower offers a range of IRA plans including traditional, Roth, SEP and SIMPLE IRA plans. IRA plans require a separate adoption agreement as well as separate forms to sell your shares. The TOD and IRA agreements are available from your financial adviser, the Funds or through our website, carillontower.com. Class RJ RETIREMENT shares are not available for purchase through TOD arrangements apart from eligible retirement plans and accounts.

Customer identification and verification procedures | The Funds are required under the USA PATRIOT Act to obtain certain information about you in order to open an account. You must provide the Funds with the name, physical address (mailing addresses containing only a P.O. Box are not accepted), Social Security or other taxpayer identification number and date of birth of all owners of the account. If you do not provide us with this information, your account will not be opened and your investment will be returned. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. For these entities, the person opening the account on the entity’s behalf must provide this information. The Funds will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the Funds may employ additional verification methods or refuse to open your account. Under certain circumstances, it may be appropriate for the Funds to close or suspend further activity in an account.

Shares of the Funds have not been registered for sale outside of the United States and U.S. territories. The Funds generally do not permit the establishment of new accounts for foreign individuals or entities. The Carillon funds generally do not sell shares directly to individual investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors at United States embassies with DPO addresses and investors with United States military APO or FPO addresses. Non-individual entities registered outside the United States, except Plan Administrators that have entered into an agreement with the Distributor, are not permitted to invest directly with the Funds.

Restrictions on orders | The Funds and the Distributor reserve the right to reject any purchase or exchange order for any reason and to suspend the offering of Fund shares for a period of time. There are certain times when you may not be able to sell shares of a Fund or when we may delay paying you the redemption proceeds. This may happen during unusual market conditions or emergencies as a result of which a Fund cannot determine the value of its assets or sell its holdings.

Website | Subject to availability by your financial institution, you may access your account information, including balances, statements, tax forms and transaction history, through our website, carillontower.com. You may also update your account and process purchases, redemptions, and exchanges through our website. Additional information, including current fund performance and various account forms and agreements, is also available on our website.

Telephone | For your protection, telephone requests may be recorded in order to verify their accuracy and monitor call quality. In addition, we will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer identification number and other relevant information. If appropriate measures are taken, we are not responsible for any losses that may occur to any account due to an unauthorized telephone request. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

Payment of redemption proceeds | The Funds generally intend to meet redemption requests, under both normal and stressed market conditions, by paying out available cash, by selling portfolio holdings (including cash equivalent portfolio holdings), or by borrowing through the Funds’ line of credit and other available methods. The Funds also reserve the right to satisfy redemption requests in whole or in part by making payment in securities or other property (this is known as a redemption-in-kind) in stressed market conditions and other appropriate circumstances. To the extent the Funds redeem their shares in marketable securities the shareholder assumes any risk of the market price of such securities fluctuating. In addition, the shareholder will bear any brokerage and related costs incurred in disposing of or selling the securities it receives from the Funds and the risk that there may not be a liquid market for those securities.

Accounts with below-minimum balances | If your account balance falls below $1,000 as a result of selling shares (and not because of performance or sales charges), each Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 30 calendar days after notification, each Fund reserves the right to close your account and send the proceeds to your address of record.

Abandoned accounts | Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. If the Funds are unable to locate a shareholder, it will determine whether the shareholder’s account can legally be considered abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Funds to complete a Texas Designation of Representative form.

Market timing | Market timing typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Such transactions include trades that occur when a fund’s NAV does not fully reflect the value of the fund’s holdings — for example, when a fund owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. The NAV for the Carillon ClariVest International Stock Fund and Carillon ClariVest International Fund each may reflect price differentials because they invest significantly in foreign securities. Each Fund generally prices its foreign securities using fair valuation procedures approved by the Board as part each Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before each Fund prices its shares. Excessive trading or market timing can be disruptive to a Fund’s efficient management and have a dilutive effect on the value of the investments of long-term fund shareholders, increase the transaction and other costs of a Fund and increase the Fund’s recognized net capital gains (and, therefore, unless the Fund has a net capital loss for, or capital loss carryover to, the taxable year in which the gains are realized, taxable distributions to its shareholders), all of which could reduce the return to fund shareholders.

The Board has adopted policies reasonably designed to deter short-term trading of fund shares. The Funds will not enter into agreements to accommodate frequent purchases or exchanges. Further, the Funds have adopted the following guidelines:

•	The Funds review transaction activity, using established criteria, to identify transactions that may signal excessive trading.

•
The Funds may reject any purchase or exchange orders, in whole or in part, that in its opinion, appear excessive in frequency and/or amount or otherwise potentially disruptive to a Fund. The Funds may consider the trading history of accounts under common ownership or control in this determination.

•
All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the Funds or through a financial intermediary. The Funds reserve the right to reject combined or omnibus orders in whole or in part.

•
The Funds seek the cooperation of broker-dealers and other financial intermediaries by various methods such as entering into agreements whereby the Funds will request information regarding the identity of specific investors, transaction information and restricting the ability of particular investors to purchase fund shares.

While the Funds apply these policies, there is no guarantee that all market timing will be detected.

Disclosure of portfolio holdings | Periodically, customers of the Funds express interest in having current portfolio holdings disclosed to them more often than required by law or regulation. To satisfy this request, the Funds have adopted a policy on disclosing portfolio holdings to properly manage this process to ensure confidentiality and proper use of this information. A description of the Funds’ policy is included in the SAI. Portfolio information can be found on our website, carillontower.com.

Account statements | If you purchase shares directly from a Fund, you will receive monthly or quarterly statements detailing fund balances and all transactions completed during the prior period and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/ withdrawals may be confirmed only by monthly or quarterly statements. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and statements and immediately notify the Funds or your financial adviser of any discrepancies. To enroll in eDelivery of account statements, visit our website, carillontower.com.

Householding | In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, supplements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800.421.4184 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Dividends, Other Distributions and Taxes

General | Each Fund distributes all or substantially all of its net investment income and net capital and foreign currency gains, if any, to its shareholders every year. Each Fund distributes dividends from its net investment income (“dividends”) to its shareholders annually. Net investment income generally consists of dividends and interest income received on investments, less expenses.

The dividends you receive from a fund generally will be taxed as ordinary income. A portion of those dividends may be eligible for the maximum federal income tax rates applicable to “qualified dividend income” distributed to individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”) who satisfy certain holding period and other restrictions with respect to their fund shares. Those maximum rates are 15% for a single shareholder with taxable income not exceeding $459,750, ($517,200 for married shareholders filing jointly) and 20% for non-corporate shareholders with taxable income exceeding those respective amounts, which apply for 2022 and will be adjusted for inflation annually.

Each Fund also distributes net capital gains (and, in the case of certain funds, net gains from foreign currency transactions), if any, to its shareholders, normally once a year. A fund generates capital gains when it sells assets in its portfolio for profit. Capital gain distributions are taxed differently depending on how long the fund held the asset(s) that generated the gain (not on how long you hold your shares in the fund). Distributions to you of net capital gains recognized on the sale of assets held for one year or less are taxed as ordinary income; distributions to you of net capital gains recognized on the sale of assets held longer than one year are taxed at the maximum federal income tax rates mentioned above.

Generally, fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31. Tax laws and rates often change over time. Please consult a tax professional for more information.

A Fund’s distributions of dividends and net realized gains are automatically reinvested in additional shares of the distributing class of the fund at NAV (without sales charge) unless you opt to take your distributions in cash, in the form of a check, or direct them for purchase of shares in the same class of another fund. You are taxed in the same manner whether you receive your dividends and other distributions in cash or reinvest them in additional fund shares. If you elect to receive dividends and/or other distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, each Fund reserves the right to reinvest the amount of the distribution check in your account, at the Fund’s then-current NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, write or call the Funds at 800.421.4184. Changes should be submitted five days prior to the record date of the next distribution.

In general, redeeming or exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. Fund transactions typically are treated for federal income tax purposes as follows:
Type of transactions	Federal income tax status
Income dividends	Ordinary income; all or part may be eligible for 15%/20% maximum rates for non-corporate shareholders
Net short-term capital gain* and foreign currency gain distributions	Ordinary income
Net capital gain** distributions	Long-term capital gains; eligible for 15%/20% maximum rates for non-corporate shareholders

Redemptions or exchanges of fund shares owned for more than one year	Long-term capital gains or losses (rates noted above)
Redemptions or exchanges of fund shares owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules

*The excess of net short-term capital gain over net long-term capital loss.

**The excess of net long-term capital gain over net short-term capital loss.

An individual must pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends and other distributions a fund pays and net gains realized on a redemption or exchange of a fund’s shares, or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in the Funds.

Withholding taxes | If you are a non-corporate shareholder and a Fund does not have your correct Social Security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 24% of the distributions and redemption proceeds (regardless of the extent to which you realize a gain or loss) otherwise payable to you. If you are subject to backup withholding for any other reason, we also must withhold and pay to the IRS 24% of the distributions otherwise payable to you. Any tax withheld may be applied against the federal income tax liability on your tax return. State law may also require us to withhold and pay to your state of residence a portion of your distributions and redemption proceeds.

Tax reporting | If your account receives distributions or has withholding or other activity required to be reported to the IRS, we will send you the appropriate tax form that reflects the amount and tax status of that activity. Such tax forms will be mailed early in each year for the prior calendar year in accordance with IRS guidelines. To enroll in eDelivery of tax forms, visit our website, carillontower.com. Certain investors, depending on their financial intermediary, may be ineligible to receive tax forms via eDelivery.

Each Fund is required to report annually to both shareholders and the IRS basis information of fund shares acquired after December 31, 2011 (“Covered Shares”). Each Fund will compute the basis of your redeemed or exchanged Covered Shares using the average basis method, which is each Fund’s “default method,” unless you contact the Fund to select a different IRS-accepted method (such as a specific identification method) at the time of each redemption or exchange, which you may not change after the settlement date thereof. If your account is held by your financial adviser or other broker-dealer that firm may select a different default method; in such a case, please contact that firm to obtain information with respect to the available methods and elections for your account with it. You should carefully review the basis information provided by each Fund or your financial adviser or other broker-dealer and make any basis, holding period or other adjustments that are required when reporting these amounts on your income tax returns.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Additional Information

The Board oversees generally the operations of the Funds. The Trust enters into contractual arrangements with various parties, including among others, the Funds’ manager, subadvisers, custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

The Funds’ Prospectus provides information concerning the Funds that you should consider in determining whether to purchase fund shares. Neither the Funds’ Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in the Funds’ Prospectus, the SAI or the Funds’ reports to shareholders is intended to provide investment advice and should not be construed as investment advice.

APPENDIX D
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the performance of each class of fund shares for the periods indicated. Certain information reflects financial results for a single Class A, Class C, Class I, Class Y, Class R-3, Class R-5, or Class R-6 share. Based upon the commencement of operations for some of the share classes, there may be less than five years’ worth of financial information available. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This table is a part of the Funds’ financial statements, which are included in the annual report for the Trust, and are incorporated by reference into the Statement of Additional Information (available on our website and upon request). Information is not provided for the Class RJ RETIREMENT shares because that share class had not commenced operations prior to the date of this Information Statement. The financial statements in the annual report were audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, whose report is included in the Funds’ annual report.

With respect to the Carillon ClariVest International Fund (previously known as the “Carillon Scout International Fund”), the financial highlights of the Fund through November 20, 2017 represent the financial history of a corresponding series of the Scout Funds, which was acquired by the Fund in a reorganization on November 20, 2017. In particular, the financial highlights of the Class I shares of the Carillon ClariVest International Fund represent the financial history of the sole share class of the corresponding series of the Scout Funds. The financial statements for the Scout Funds for the period ended June 30, 2017 and earlier were audited by the Scout Funds’ independent registered public accounting firm.

			From investment operations			Dividends & distributions					Ratios to average net asset (%)
Fiscal period		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning Ending
Carillon ClariVest
International Stock Fund
Class A*
11/01/20	10/31/21	15.27	0.33	5.54	5.87	(0.14)	—	—	(0.14)	21.00	1.45	5.16	1.66	80	38.61	4
11/01/19	10/31/20	17.47	0.17	(1.99)	(1.82)	(0.38)	—	—	(0.38)	15.27	1.45	4.90	1.08	54	(10.73)	2
11/01/18	10/31/19	16.92	0.28	0.49	0.77	(0.22)	—	—	(0.22)	17.47	1.45	4.12	1.67	43	4.74	4
11/01/17	10/31/18	18.71	0.28	(1.86)	(1.58)	(0.21)	—	—	(0.21)	16.92	1.45	2.85	1.50	49	(8.56)	5
11/01/16	10/31/17	15.02	0.17	3.71	3.88	(0.19)	—	—	(0.19)	18.71	1.54	3.72	1.03	80	26.15	4
Class C*
11/01/20	10/31/21	14.95	0.17	5.45	5.62	(0.01)	—	—	(0.01)	20.56	2.20	5.90	0.90	80	37.63	2
11/01/19	10/31/20	17.14	0.07	(1.99)	(1.92)	(0.27)	—	—	(0.27)	14.95	2.20	5.74	0.43	54	(11.44)	1
11/01/18	10/31/19	16.53	0.15	0.51	0.66	(0.05)	—	—	(0.05)	17.14	2.20	4.91	0.90	43	4.01	2
11/01/17	10/31/18	18.32	0.04	(1.73)	(1.69)	(0.10)	—	—	(0.10)	16.53	2.20	3.68	0.21	49	(9.28)	3
11/01/16	10/31/17	14.79	0.04	3.65	3.69	(0.16)	—	—	(0.16)	18.32	2.29	4.50	0.27	80	25.21	5
Class I*
11/01/20	10/31/21	15.26	0.38	5.55	5.93	(0.20)	—	—	(0.20)	20.99	1.15	4.90	1.95	80	39.05	6
11/01/19	10/31/20	17.46	0.23	(2.01)	(1.78)	(0.42)	—	—	(0.42)	15.26	1.15	4.63	1.44	54	(10.51)	3
11/01/18	10/31/19	16.92	0.31	0.51	0.82	(0.28)	—	—	(0.28)	17.46	1.15	3.82	1.88	43	5.07	5
11/01/17	10/31/18	18.70	0.30	(1.82)	(1.52)	(0.26)	—	—	(0.26)	16.92	1.15	2.59	1.60	49	(8.29)	9
11/01/16	10/31/17	15.11	0.23	3.71	3.94	(0.35)	—	—	(0.35)	18.70	1.15	3.28	1.40	80	26.63	8
Class R-3*
11/01/20	10/31/21	15.07	0.15	5.58	5.73	(0.11)	—	—	(0.11)	20.69	1.70	5.47	0.85	80	38.17	0
11/01/19	10/31/20	17.27	0.15	(2.00)	(1.85)	(0.35)	—	—	(0.35)	15.07	1.70	5.26	0.96	54	(11.01)	1
11/01/18	10/31/19	16.74	0.24	0.49	0.73	(0.20)	—	—	(0.20)	17.27	1.70	4.49	1.44	43	4.54	1
11/01/17	10/31/18	18.53	0.19	(1.80)	(1.61)	(0.18)	—	—	(0.18)	16.74	1.70	3.17	1.01	49	(8.80)	1
11/01/16	10/31/17	15.04	0.15	3.67	3.82	(0.33)	—	—	(0.33)	18.53	1.71	3.98	0.89	80	25.91	1
Class R-5*
11/01/20	10/31/21	15.28	0.39	5.53	5.92	(0.20)	—	—	(0.20)	21.00	1.15	4.83	1.97	80	38.95	0
11/01/19	10/31/20	17.48	0.24	(2.02)	(1.78)	(0.42)	—	—	(0.42)	15.28	1.15	6.63	1.49	54	(10.48)	0
11/01/18	10/31/19	16.94	0.33	0.49	0.82	(0.28)	—	—	(0.28)	17.48	1.15	6.06	1.99	43	5.06	0
11/01/17	10/31/18	18.69	0.29	(1.81)	(1.52)	(0.23)	—	—	(0.23)	16.94	1.15	4.65	1.56	49	(8.26)	0
11/01/16	10/31/17	15.11	0.08	3.85	3.93	(0.35)	—	—	(0.35)	18.69	1.15	3.69	0.49	80	26.56	0
Class R-6*
11/01/20	10/31/21	15.31	0.39	5.57	5.96	(0.21)	—	—	(0.21)	21.06	1.05	4.82	2.03	80	39.19	0
11/01/19	10/31/20	17.51	0.25	(2.01)	(1.76)	(0.44)	—	—	(0.44)	15.31	1.05	4.66	1.59	54	(10.39)	0
11/01/18	10/31/19	16.97	0.34	0.49	0.83	(0.29)	—	—	(0.29)	17.51	1.05	3.90	2.02	43	5.16	0
11/01/17	10/31/18	18.75	0.29	(1.80)	(1.51)	(0.27)	—	—	(0.27)	16.97	1.05	2.81	1.55	49	(8.21)	0
11/01/16	10/31/17	15.14	0.26	3.71	3.97	(0.36)	—	—	(0.36)	18.75	1.05	3.78	1.55	80	26.82	0
Class Y*
11/01/20	10/31/21	15.21	0.33	5.51	5.84	(0.16)	—	—	(0.16)	20.89	1.45	5.09	1.68	80	38.55	0
11/01/19	10/31/20	17.34	0.19	(2.01)	(1.82)	(0.31)	—	—	(0.31)	15.21	1.45	5.72	1.19	54	(10.73)	0
11/01/18	10/31/19	16.86	0.35	0.40	0.75	(0.27)	—	—	(0.27)	17.34	1.45	4.35	2.10	43	4.70	0
11/20/17	10/31/18	18.54	0.21	(1.62)	(1.41)	(0.27)	—	—	(0.27)	16.86	1.45	3.59	1.20	49	(7.77)	0

Carillon ClariVest
International Fund
Class A*
11/01/20	10/31/21	15.42	0.36	5.67	6.03	(0.32)	(1.28)	—	(1.60)	19.85	1.31	1.34	1.91+	15	40.37~	1
11/01/19	10/31/20	18.93	0.21	(2.28)	(2.07)	(0.39)	(1.05)	—	(1.44)	15.42	1.45	1.46	1.28	21	(12.26)	1
11/01/18	10/31/19	19.02	0.35	1.50	1.85	(0.66)	(1.28)	—	(1.94)	18.93	1.44	1.51	1.97	20	11.82	1
11/20/17	10/31/18	25.05	0.21	(2.26)	(2.05)	(0.22)	(3.76)	—	(3.98)	19.02	1.31	1.31	1.05	13	(9.90)	0
Class C*
11/01/20	10/31/21	15.30	0.23	5.60	5.83	(0.30)	(1.28)	—	(1.58)	19.55	2.06	2.03	1.20+	15	39.28~	0
11/01/19	10/31/20	18.83	0.10	(2.29)	(2.19)	(0.29)	(1.05)	—	(1.34)	15.30	2.20	2.25	0.58	21	(12.90)	0
11/01/18	10/31/19	18.89	0.20	1.52	1.72	(0.50)	(1.28)	—	(1.78)	18.83	2.19	2.21	1.15	20	10.99	0
11/20/17	10/31/18	25.05	0.18	(2.38)	(2.20)	(0.20)	(3.76)	—	(3.96)	18.89	2.20	2.23	0.87	13	(10.59)	0
Class I*
11/01/20	10/31/21	15.53	0.42	5.71	6.13	(0.33)	(1.28)	—	(1.61)	20.05	1.01	1.05	2.20+	15	40.76~	486
11/01/19	10/31/20	19.06	0.27	(2.31)	(2.04)	(0.44)	(1.05)	—	(1.49)	15.53	1.14	1.14	1.60	21	(12.03)	451
11/01/18	10/31/19	19.07	0.37	1.56	1.93	(0.66)	(1.28)	—	(1.94)	19.06	1.10	1.10	2.05	20	12.24	711
11/01/17	10/31/18	25.18	0.38	(2.51)	(2.13)	(0.22)	(3.76)	—	(3.98)	19.07	1.06	1.06	1.73	13	(10.12)	821
07/01/17	10/31/17	23.21	0.07	1.90	1.97	—	—	—	—	25.18	1.08	1.08	0.81	7	8.49	1,161
07/01/16	06/30/17	23.10	0.37	3.50	3.87	(0.42)	(3.34)	—	(3.76)	23.21	1.06	1.06	1.61	20	18.80	1,186
Class R-3*
11/01/20	10/31/21	15.47	0.32	5.69	6.01	(0.32)	(1.28)	—	(1.60)	19.88	1.56	1.45	1.66+	15	40.03~	0
11/01/19	10/31/20	18.99	0.17	(2.30)	(2.13)	(0.34)	(1.05)	—	(1.39)	15.47	1.70	2.21	1.03	21	(12.51)	0
11/01/18	10/31/19	18.97	0.26	1.56	1.82	(0.52)	(1.28)	—	(1.80)	18.99	1.70	2.18	1.48	20	11.53	0
11/20/17	10/31/18	25.05	0.23	(2.33)	(2.10)	(0.22)	(3.76)	—	(3.98)	18.97	1.70	2.16	1.14	13	(10.16)	0
Class R-5*
11/01/20	10/31/21	15.53	0.43	5.70	6.13	(0.33)	(1.28)	—	(1.61)	20.05	1.01	0.95	2.21+	15	40.76~	0
11/01/19	10/31/20	19.05	0.26	(2.29)	(2.03)	(0.44)	(1.05)	—	(1.49)	15.53	1.15	1.69	1.58	21	(12.01)	0
11/01/18	10/31/19	19.06	0.36	1.55	1.91	(0.64)	(1.28)	—	(1.92)	19.05	1.15	1.68	2.03	20	12.10	0
11/20/17	10/31/18	25.05	0.34	(2.34)	(2.00)	(0.23)	(3.76)	—	(3.99)	19.06	1.15	1.66	1.69	13	(9.68)	0
Class R-6*
11/01/20	10/31/21	15.52	0.46	5.69	6.15	(0.34)	(1.28)	—	(1.62)	20.05	0.91	0.96	2.38+	15	40.89~	4
11/01/19	10/31/20	19.04	0.28	(2.29)	(2.01)	(0.46)	(1.05)	—	(1.51)	15.52	1.04	1.04	1.73	21	(11.89)	3
11/01/18	10/31/19	19.08	0.39	1.54	1.93	(0.69)	(1.28)	—	(1.97)	19.04	1.02	1.02	2.20	20	12.27	3
11/20/17	10/31/18	25.05	0.32	(2.30)	(1.98)	(0.23)	(3.76)	—	(3.99)	19.08	0.99	0.99	1.60	13	(9.59)	3
Class Y*
11/01/20	10/31/21	15.49	0.37	5.68	6.05	(0.32)	(1.28)	—	(1.60)	19.94	1.31	1.20	1.91+	15	40.31~	0
11/01/19	10/31/20	19.01	0.21	(2.29)	(2.08)	(0.39)	(1.05)	—	(1.44)	15.49	1.45	2.19	1.28	21	(12.27)	0
11/01/18	10/31/19	19.01	0.31	1.55	1.86	(0.58)	(1.28)	—	(1.86)	19.01	1.45	2.19	1.73	20	11.79	0
11/20/17	10/31/18	25.05	0.28	(2.34)	(2.06)	(0.22)	(3.76)	—	(3.98)	19.01	1.45	2.16	1.39	13	(9.94)	0

* Per share amounts have been calculated using the daily average share method.
+ Excluding non-recurring income and associated expense amounts the net income (loss) to average net assets ratio would have been 1.04%, 0.27%, 1.31%, 0.80%, 1.35%, 1.37%, and 1.06% in Class A, Class C, Class I, Class R-3 , Class R-5, Class R-6, and Class Y, respectively.
For more information on these non-recurring income and associated expense amounts, please see the “Foreign Taxes” section of Note 2 in the Notes to the Financial Statements.
~ Excluding non-recurring income and associated expense amounts the total return would have been 39.17%, 38.14%, 39.64%, 38.83%, 39.63%, 39.69%, and 39.19%, in Class A, Class C, Class I, Class R-3, Class R-5, Class R-6, and Class Y, respectively.

For more information on these non-recurring income and associated expense amounts, please see the “Foreign Taxes” section of Note 2 in the Notes to the Financial Statements.
(a) Annualized for periods less than one year.
(b) Not annualized for periods less than one year.
(c) Total returns are calculated without the imposition of either front-end or contingent deferred sales charges.

STATEMENT OF ADDITIONAL INFORMATION
[          ], 2022

For the Reorganization of

Carillon ClariVest International Fund into Carillon ClariVest International Stock Fund, each a series of Carillon Series Trust

880 Carillon Parkway
St. Petersburg, FL 33716

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:
Carillon ClariVest International Fund	Carillon ClariVest International Stock Fund
Class A — CSIGX	Class A — EISAX
Class C — CSIHX	Class C — EISDX
Class I — UMBWX	Class I — EISIX
Class Y — CSIZX	Class Y — EISYX
Class R-3 — CSIQX	Class R-3 — EISRX
Class R-5 — CSIUX	Class R-5 — EISSX
Class R-6 — CSIWX	Class R-6 — EISVX
Class RJ RETIREMENT — CSIMX	Class RJ RETIREMENT — EISNX

This Statement of Additional Information (“SAI”) relates specifically to the reorganization (“Reorganization”) of the Carillon ClariVest International Fund (“Target Fund”) into the Carillon ClariVest International Stock Fund (“Acquiring Fund”), each a series of Carillon Series Trust (“Trust”).  The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds.”  Pursuant to the Reorganization, the Target Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange solely for Class A, Class C, Class I, Class Y, Class R-3, Class R-5, Class R-6 and Class RJ RETIREMENT shares of beneficial interest in the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities.  The shares of the Acquiring Fund received by the Target Fund will be distributed pro rata by class to the Target Fund’s shareholders of record as of the date of the Reorganization and the Target Fund will be terminated.
This SAI is not a prospectus.  A Combined Information Statement and Prospectus dated [          ________], 2022 relating to the Reorganization (File No. 333-[  ]) (the “Information Statement”) may be obtained, without charge, by calling toll-free (800) 421-4184 or by writing to Carillon Family of Funds at P.O. Box 33022, St. Petersburg, Florida 33733.  These documents are also available at carillontower.com.  This SAI should be read in conjunction with the Information Statement.  Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as given to them in the Information Statement.

Table of Contents

1.	The Combined Statement of Additional Information of the Trust dated March 1, 2022, with respect to the Funds (File Nos. 811-07470 and 033-57986).
2.	The Annual Report to shareholders of the Trust with respect to the Funds for the fiscal year ended October 31, 2021.
3.	The Semi-Annual Report to shareholders of the Trust with respect to the Funds for the six months ended April 30, 2021.
4.	Supplemental Financial Information.
Information Incorporated by Reference
Each of the following documents is incorporated by reference herein and legally forms a part of the SAI:
1.	The Combined Statement of Additional Information of the Trust dated March 1, 2022, with respect to the Funds (File Nos. 811-07470 and 033-57986).
2.	The Annual Report to shareholders of the Trust with respect to the Funds for the fiscal year ended October 31, 2021.
3.	The Semi-Annual Report to shareholders of the Trust with respect to the Funds for the six months ended April 30, 2021.
The documents incorporated by reference above include information about other funds in the Trust that is not relevant to the Reorganization.  Please disregard that information.

Supplemental Financial Information

Tables showing the fees and expenses of the Acquiring Fund and the Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the Reorganization, are included in the “Comparative Fee and Expense Table” section in the Information Statement.  The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment objectives and restrictions of the Target Fund being identical to those of the Acquiring Fund.  As a result, a schedule of investments of the Target Fund modified to show the effects of such change is not required and is not included.  There are no material differences in the accounting, valuation and tax policies of the Target Fund as compared to those of the Acquiring Fund.

PART C. OTHER INFORMATION

Item 15.	Indemnification

Article IX, Section 9.2 of the Trust’s Agreement and Declaration of Trust provides that:

(a) Subject to the exceptions and limitations contained in paragraph (b) below, every person who is or has been a Trustee or an officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof. As used herein, the words “claim”, “action”, “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b) To the extent required under the 1940 Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties expressly set forth herein; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement, (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry), or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the person or persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

(d) To the maximum extent permitted by law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 9.2 shall be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 9.2; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission. The advancement of any expenses pursuant to this paragraph (d) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002 or for any other reason.

(e) Any repeal or modification of this Article IX or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article IX shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

(f) Notwithstanding any other provision in this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 9.2 and any advancement of expenses that any Covered

Person is entitled to be paid under paragraph (d) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article IX; provided that (i) any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes) in such manner as the Trustees in their sole discretion deem fair and equitable; and (ii) the Trustees may determine that any such liability, expense, or obligation should not be allocated to one or more Series (and Classes), and such Series or Classes shall not be liable therefor as provided under Section 3.2(a).

(g) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(h) Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other person. Without limiting the foregoing, the Trust may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any person, including a Covered Person, or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX unless otherwise required under applicable law.

Article IX, Section 9.1 of the Trust’s Agreement and Declaration of Trust further provides that:

(a) Except as required by the 1940 Act, no Trustee, officer, employee or agent of the Trust shall owe any fiduciary duties to the Trust or any Series or to any Shareholder or any other person. The Trustees, officers, employees and agents of the Trust shall only have the duty to perform their respective obligations expressly set forth herein in a manner that does not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties as a Trustee, officer, employee or agent expressly set forth in this Declaration of Trust.

(b) To the extent that, at law (common or statutory) or in equity, the Trustees, officers, employees or agents of the Trust otherwise have duties (including fiduciary duties) and liabilities relating thereto, such duties (including fiduciary duties) and liabilities are eliminated and replaced by the duties and liabilities of the Trustees, officers, employees and agents of the Trust as expressly set forth herein

(c) Except as otherwise expressly set forth herein, the officers, employees and agents of the Trust shall not have any personal liability to any person other than the Trust or its
Shareholders for any act, omission or obligation of the Trust or any Trustee. No officer, employee or agent of the Trust shall be liable to the Trust or its Shareholders for any act or omission or any conduct whatsoever; provided that nothing contained herein shall protect any officer, employee or agent against any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties as an officer, employee or agent as expressly set forth herein.

(d) A Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of his duties expressly set forth herein, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing: (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any other person, including any officer, agent, employee, independent contractor or consultant, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may rely upon advice of legal counsel or other experts and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) the Trustees shall be entitled to rely upon the records of the Trust and upon information, opinions, reports or statements presented by another Trustee or any officer, employee or agent of the Trust, or by any other person, as to matters reasonably believed to be within such person’s professional or expert competence. The appointment, designation or identification of a Trustee as an expert on any topic or in any area (including an audit committee financial expert), or any other special appointment, designation or identification of a Trustee, shall not impose on that Trustee any standard of care or liability that is greater than that imposed on him as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

According to Article XI, Section 11.1 of the Trust’s Declaration of Trust, the Trust is a trust, not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust or any Series. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
Paragraph 8 of the Investment Advisory Agreement provides that Carillon Tower shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Series in connection with the matters to which the Advisory Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement. Any person, even though also an officer, partner, employee, or agent of Carillon Tower, who may be or become an officer, Board member, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Carillon Tower even though paid by it.

Paragraph 9 of the Subadvisory Agreements provides that, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to Carillon Tower, the Trust or their directors, Trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreements. However, the Subadviser shall indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys’ fees) which arise or result from the Subadviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the Subadvisory Agreements.

Paragraph 9 of the Distribution Agreement provides that the Trust agrees to indemnify, defend and hold harmless the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers or directors, or any such controlling person may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect the Distributor against any liability to the Trust or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement. The Trust shall not indemnify the Distributor for certain conduct, including any alleged untrue statement of a material fact contained in information furnished in writing by the Distributor to the Trust for use in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement, Prospectus or Statement of Additional Information or necessary to make such information not misleading. The Distributor agrees that it shall look only to the assets of a particular Series, as applicable, and not to any other Series for satisfaction of any obligation created by this Section or otherwise arising under the Distribution Agreement.

Paragraph 12 of the Administration Agreement states that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Series in connection with the matters to which the Administration Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Administration Agreement. Any person, even though also an officer, partner, employee, or agent of the Administrator, who may be or become an officer, trustee, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Administrator even though paid by it.

Section 6.A. of the Sub-Administration Servicing Agreement with USBFS states that USBFS shall at all times act in good faith and exercise reasonable care and due diligence in the performance of its duties under this Agreement. USBFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by Carillon Tower in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’ reasonable control, except a loss arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement. Notwithstanding any other provision of this Agreement, if USBFS has acted in good faith and exercised reasonable care and due diligence in the performance of its duties under this Agreement, Carillon Tower shall indemnify and hold harmless USBFS from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of Carillon Tower, or any duly authorized officer of a Trust approved by the Trust’s Board of Trustees, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement. This indemnity shall be a continuing obligation of Carillon Tower, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “USBFS” shall include USBFS’ directors, officers and employees USBFS shall indemnify and hold Carillon Tower harmless from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that Carillon Tower may sustain or incur or that may be asserted against Carillon Tower by any person arising out of or related to any action taken or omitted to be taken by USBFS as a result of USBFS’ refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement, or from any allegations that the services provided by USBFS misappropriated, infringes and/or violates and/or Carillon Tower’s or Trusts’ use of USBFS’ services in accordance with the terms of this Agreement constitutes a misappropriation, infringement and/or violation of any intellectual property rights of any party. This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “Carillon Tower” shall include its directors, officers and employees.

Neither party to this Agreement shall be liable to the other party for consequential, special or punitive damages under any provision of this Agreement. Section 9.01 of the Custody Agreement with U.S. Bank states that the Custodian shall act on good faith and exercise reasonable care and diligence such as a person having responsibility for the provision of such services to a management investment company, registered under the 1940 Act would exercise in the performance of its duties under this

Agreement. The Custodian shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trusts in connection with its duties under this Agreement, except a loss arising out of or relating to the Custodian’s (or a Sub-Custodian’s) refusal or failure to comply with the terms of this Agreement (or any sub-custody agreement) or from its (or a Sub-Custodian’s) bad faith, negligence or willful misconduct in the performance of its duties under this Agreement (or any sub-custody agreement). The Custodian shall be entitled to rely on and may act upon advice of counsel on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. The Custodian shall promptly notify the Trusts of any action taken or omitted by the Custodian pursuant to advice of counsel.

Section 7.A. of the Transfer Agent Servicing Agreement with USBFS states that USBFS shall at all times act in good faith and exercise reasonable care and due diligence in the performance of its duties under this Agreement. USBFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trusts in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’s reasonable control, except a loss arising out of or relating to USBFS’s refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement. Notwithstanding any other provision of this Agreement, if USBFS acted in good faith and exercised reasonable care and due diligence in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless USBFS from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of the Trust, as approved by its Board of Trustees (the “Board of Trustees”), except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’s refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement. This indemnity shall be a continuing obligation of the Trust, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “USBFS” shall include USBFS’s directors, officers and employees.

USBFS shall indemnify and hold the Trust harmless from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that the Trust may sustain or incur or that may be asserted against the Trust by any person arising out of or related to any action taken or omitted to be taken by USBFS as a result of USBFS’s refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement, or from any allegations that the services provided by USBFS misappropriated, infringes and/or violates and/or the Trust’s use of the USBFS services in accordance with the terms of this Agreement constitutes a misappropriation, infringement and/or violation of any intellectual property right of any party. This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “Trust” shall include the Carillon Family of Funds’ trustees, officers and employees.

Neither party to this Agreement shall be liable to the other party for consequential, special or punitive damages under any provision of this Agreement.

Section 9.A of the Fund Accounting Services Agreement with USBFS provides that USBFS shall at all times act in good faith and exercise reasonable care and due diligence in the performance of its duties under this Agreement. Neither USBFS nor its suppliers shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trusts or any third party in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’ reasonable control, except a loss arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement or its suppliers’ bad faith, negligence, or willful misconduct. Notwithstanding any other provision of this Agreement, if USBFS acted in good faith and exercised reasonable care and due diligence in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless USBFS and its suppliers from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of or related to (X) any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of the Trust, as approved by its Board of Trustees, or (Y) the Data, or any information, service, report, analysis or publication derived therefrom, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement or its suppliers’ bad faith, negligence, or willful misconduct. This indemnity shall be a continuing obligation of the Trust, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “USBFS” shall include USBFS’ directors, officers and employees.

The Trust acknowledges that the Data are intended for use as an aid to institutional investors, registered brokers or professionals of similar sophistication in making informed judgments concerning securities. The Trust accepts responsibility for, and acknowledges it exercises its own independent judgment in, its selection of the Data, its selection of the use or intended use of such, and any results obtained. Nothing contained herein shall be deemed to be a waiver of any rights existing under applicable law for the protection of investors.

USBFS shall indemnify and hold the Trust harmless from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that the Trust may sustain or incur or that may be asserted against the Trust by any person arising out of or related to any action taken or omitted to be taken by USBFS as a result of USBFS’ refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement, or from any allegations that the services or Data provided by USBFS misappropriated, infringes and/or violates and/or the Trust’s use of the services or Data provided by USBFS in accordance with the terms of this Agreement constitutes a misappropriation infringement and/or violation of any intellectual property right of any party. This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “Trust” shall include the Carillon Family of Funds’ trustees, officers and employees.

Item 16.	Exhibits

(1)	(a)
Certificate of Trust, dated May 5, 2017, is incorporated by reference to Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on June 30, 2017 (“PEA No. 88”)

	(b)	Agreement and Declaration of Trust, dated May 5, 2017, is incorporated by reference to PEA No. 88
(2)		By-laws, dated May 5, 2017, is incorporated by reference to PEA No. 88
(3)		Voting trust agreements — not applicable
(4)		Plan of Reorganization and Termination, is incorporated by reference to Appendix A to Part A of the Registration Statement
(5)		Shareholders’ rights are contained in Articles III, IV, VI, VII, IX, X and XI of the Registrant’s Agreement and Declaration of Trust and Articles III, VII and IX of the Registrant’s By-laws
(6)	(a)
Investment Advisory Agreement between Registrant and Carillon Tower Advisers, Inc. (“Carillon Tower”), dated November 20, 2020, is incorporated by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 26, 2021 (“PEA No. 100”)

(b)
Amended Schedule A to Investment Advisory Agreement between Registrant and Carillon Tower, dated March 1, 2022, is incorporated by reference to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 25, 2022 (“PEA No. 104)

(c)
Subadvisory Agreement between Carillon Tower and ClariVest Asset Management LLC (“ClariVest”) with respect to Carillon ClariVest International Stock Fund, dated August 14, 2020, is incorporated by reference to PEA No. 100

(d)
Amended Schedule A to Subadvisory Agreement between Carillon Tower and ClariVest with respect to Carillon ClariVest International Stock Fund, dated March 1, 2022, is incorporated by reference to PEA No. 104

	(e)	Subadvisory Agreement between Carillon Tower and ClariVest with respect to Carillon ClariVest International Fund, dated March 1, 2022, is incorporated by reference to PEA No. 104
(f)
Expense Limitation Agreement between Registrant and Carillon Tower with respect to Class A, Class C, Class I, Class Y, Class R-3, Class R-5, and Class R-6 Shares, dated March 1, 2022, is incorporated by reference to PEA No. 104

	(g)	Expense Limitation Agreement between Registrant and Carillon Tower with respect to Class RJ RETIREMENT Shares, dated March 1, 2022, is incorporated by reference to PEA No. 104
(7)	(a)
Distribution Agreement between Registrant and Carillon Fund Distributors, Inc. (“CFD”), dated November 18, 2017, is incorporated by reference to Post-Effective Amendment No. 93 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on December 22, 2017 (“PEA No. 93”)

(b)
Form of Amended Schedule A to Distribution Agreement between Registrant and CFD, is incorporated by reference to Post-Effective Amendment No. 102 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on January 31, 2022 (“PEA No. 102”)

(8)		Bonus, profit sharing or pension plans — none
(9)	(a)
Custody Agreement between Registrant and U.S. Bank National Association (“U.S. Bank”), dated August 31, 2015, is incorporated by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 29, 2016 (“PEA No. 84”)

	(b)	Assignment and Second Amendment to the Custody Agreement between Registrant and U.S. Bank, dated November 17, 2017, is incorporated by reference to PEA No. 93
	(c)	Third Amendment to the Custody Agreement between Registrant and U.S. Bank, dated April 18, 2018 — filed herewith
(10)	(a)	Class A Distribution Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93
	(b)	Amended and Restated Schedule A to Class A Distribution Plan Pursuant to Rule 12b-1, dated March 1, 2022, is incorporated by reference to PEA No. 104
	(c)	Class C Distribution Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93
	(d)	Amended and Restated Schedule A to Class C Distribution Plan Pursuant to Rule 12b-1, dated March 1, 2022, is incorporated by reference to PEA No. 104
	(e)	Class I Distribution and Service Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93
	(f)	Class Y Distribution and Service Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93
	(g)	Amended and Restated Schedule A to Class Y Distribution and Service Plan Pursuant to Rule 12b-1, dated March 1, 2022, is incorporated by reference to PEA No. 104
	(h)	Class R-3 Distribution and Service Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93
	(i)	Amended and Restated Schedule A to Class R-3 Distribution and Service Plan Pursuant to Rule 12b-1, dated March 1, 2022, is incorporated by reference to PEA No. 104
	(j)	Class R-5 Distribution and Service Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93
	(k)	Class R-6 Distribution and Service Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93
	(l)	Class RJ RETIREMENT Distribution and Service Plan Pursuant to Rule 12b-1, dated March 1, 2022, is incorporated by reference to PEA No. 104
	(m)	Multiple Class Plan pursuant to Rule 18f-3, dated November 17, 2017, is incorporated by reference to PEA No. 93

	(n)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, dated November 19, 2021, is incorporated by reference to PEA No. 102
	(o)	Amended and Restated Appendix A to Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, dated March 1, 2022, is incorporated by reference to PEA No. 104
(11)		Opinion and consent of counsel — filed herewith
(12)		Opinion of counsel on tax matters — to be filed by subsequent amendment
(13)	(a)	Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC (“USBFS”), dated August 31, 2015, is incorporated by reference to PEA No. 84
	(b)	Assignment and First Amendment to the Transfer Agent Servicing Agreement between Registrant and USBFS, dated November 17, 2017, is incorporated by reference to PEA No. 93
	(c)	Second Amendment to the Transfer Agent Servicing Agreement between Registrant and USBFS, dated April 23, 2018 — filed herewith
	(d)	Third Amendment to the Transfer Agent Servicing Agreement between Registrant and USBFS, dated January 25, 2019 — filed herewith
	(e)	Administration Agreement between Registrant and Carillon Tower, dated November 18, 2017, is incorporated by reference to PEA No. 93
	(f)	Amended Schedule A and Schedule B to Administration Agreement between Registrant and Carillon Tower, dated March 1, 2022, is incorporated by reference to PEA No. 104
	(g)	Fund Sub-Administration Servicing Agreement between Eagle Asset Management, Inc. (“Eagle”) and USBFS, dated August 31, 2015, is incorporated by reference to PEA No. 84
	(h)	Assignment and Second Amendment to the Fund Sub-Administration Servicing Agreement between Eagle and USBFS, dated November 17, 2017, is incorporated by reference to PEA No. 93
	(i)	Fund Accounting Servicing Agreement between Registrant and USBFS, dated August 31, 2015, is incorporated by reference to PEA No. 84
	(j)	Assignment and Second Amendment to the Fund Accounting Servicing Agreement between Registrant and USBFS, dated November 17, 2017, is incorporated by reference to PEA No. 93
(k)
Securities Lending Agreement between U.S. Bank and Carillon Series Trust, dated May 15, 2019, is incorporated by reference to Post-Effective Amendment No. 98 to the Trust’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 27, 2020

(l)
Form of Fund of Funds Investment Agreement among BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc., iShares U.S. ETF Trust and Carillon Series Trust is incorporated by reference to PEA No. 104

(14)		Consent of Independent Registered Certified Public Accounting Firm — filed herewith
(15)		Financial statements omitted from information statement/prospectus — none
(16)		Powers of Attorney, dated December 8, 2021, is incorporated by reference to the Trust’s Registration Statement on Form N-14, File No. 333-262443, filed previously on February 1, 2022

(17)	Other Exhibits — none
(18)	Filing fee tables — not applicable
___________________________
Item 17.          Undertakings
(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  The undersigned registrant undertakes to file an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the information statement/prospectus in a post-effective amendment to this Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg and the State of Florida, on the 6th day of April, 2022.
CARILLON SERIES TRUST
By:   /s/ Susan L. Walzer
Susan L. Walzer
President & Principal Executive Officer
Pursuant to the requirements of the 1933 Act, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the date indicated.
Signature	Title	Date
/s/ Susan L. Walzer Susan L. Walzer	President & Principal Executive Officer	April 6, 2022
/s/ Deborah L. Talbot* Deborah L. Talbot	Board Chair	April 6, 2022
/s/ John Carter* John Carter	Trustee	April 6, 2022
/s/ Keith B. Jarrett* Keith B. Jarrett	Trustee	April 6, 2022
/s/ Liana Marante* Liana Marante	Trustee	April 6, 2022
/s/ Krishna Memani* Krishna Memani	Trustee	April 6, 2022
/s/ Jerry A. Webman * Jerry A. Webman	Trustee	April 6, 2022
/s/ Carolyn K. Gill Carolyn K. Gill	Principal Financial Officer & Treasurer	April 6, 2022
*By : /s/ Susan L. Walzer Susan L. Walzer Attorney-In-Fact

EXHIBIT INDEX
Exhibit	Description
EX-99.(9)(c)	Third Amendment to the Custody Agreement between Registrant and U.S. Bank, dated April 18, 2018
EX-99.(11)	Opinion and consent of counsel
EX-99.(13)(c)	Second Amendment to the Transfer Agent Servicing Agreement between Registrant and USBFS, dated April 23, 2018
EX-99.(13)(d)	Third Amendment to the Transfer Agent Servicing Agreement between Registrant and USBFS, dated January 25, 2019
EX-99.(14)	Consent of Independent Registered Certified Public Accounting Firm